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                                                                  Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF NEVADA

-------------------------------------)
                                     )      Case No. BK-N-01-31627
In re                                )     (Chapter 11)
                                     )
WASHINGTON GROUP                     )     SUPPLEMENT TO DISCLOSURE STATE-
INTERNATIONAL, INC., ET AL.,         )     MENT WITH RESPECT TO SECOND
                                     )     AMENDED JOINT PLAN OF
                                     )     REORGANIZATION OF WASHINGTON
                                     )     GROUP INTERNATIONAL, INC., ET AL.,
                                     )     REGARDING MODIFICATION
Debtors.                             )
-------------------------------------)



David S. Kurtz                             Jennifer A. Smith (State Bar No. 610)
Timothy R. Pohl                            Etta L. Walker (State Bar No. 5537)
SKADDEN, ARPS, SLATE, MEAGHER              LIONEL SAWYER & COLLINS
   & FLOM (ILLINOIS)                       1100 Bank of America Plaza
333 West Wacker Drive                      50 W. Liberty St.
Chicago, Illinois 60606                    Reno, Nevada 89501
(312) 407-0700                             (775) 788-8666

Gregg M. Galardi
Eric M. Davis
SKADDEN, ARPS, SLATE, MEAGHER
   & FLOM LLP
One Rodney Square
Wilmington, Delaware 19899
(302) 651-3000



                          Attorneys for the Debtors and
                              Debtors-in-Possession


Dated:   August __, 2001

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                                   DISCLAIMER

                  THE INFORMATION CONTAINED IN THIS SUPPLEMENT TO DISCLOSURE STATEMENT (THE "SUPPLEMENT") IS INCLUDED HEREIN FOR PURPOSES OF SOLICITING ACCEPTANCES OF THE SECOND AMENDED JOINT PLAN OF REORGANIZATION AS MODIFIED (THE "PLAN") OF WASHINGTON GROUP INTERNATIONAL, INC. AND ITS AFFILIATED DEBTORS AND DEBTORS IN POSSESSION FROM HOLDERS OF CLAIMS IN CLASS 6 AND LENDER DEFICIENCY CLAIMS UNDER THE PLAN, AND MAY NOT BE RELIED UPON FOR ANY PURPOSE OTHER THAN FOR SUCH CLAIM HOLDERS TO DETERMINE HOW TO VOTE ON THE PLAN. NO PERSON MAY GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS, OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS SUPPLEMENT OR THE DISCLOSURE STATEMENT, REGARDING THE PLAN OR THE SOLICITATION OF ACCEPTANCES OF THE PLAN.

                  ALL HOLDERS OF CLASS 6 CLAIMS AND LENDER DEFICIENCY CLAIMS ARE ADVISED AND ENCOURAGED TO READ THIS SUPPLEMENT, THE DISCLOSURE STATEMENT AND THE PLAN IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THE PLAN. PLAN SUMMARIES AND STATEMENTS MADE IN THIS SUPPLEMENT ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE PLAN AND THE EXHIBITS AND SCHEDULES ANNEXED TO THE PLAN, THE DISCLOSURE STATEMENT AND THIS SUPPLEMENT. THE STATEMENTS CONTAINED IN THIS SUPPLEMENT ARE MADE ONLY AS OF THE DATE HEREOF, AND THERE CAN BE NO ASSURANCE THAT THE STATEMENTS CONTAINED HEREIN WILL BE CORRECT AT ANY TIME AFTER THE DATE HEREOF.

                  THIS SUPPLEMENT HAS BEEN PREPARED IN ACCORDANCE WITH SECTION 1125 OF THE UNITED STATES BANKRUPTCY CODE AND RULE 3016 OF THE FEDERAL RULES OF BANKRUPTCY PROCEDURE AND NOT NECESSARILY IN ACCORDANCE WITH FEDERAL OR STATE SECURITIES LAWS OR OTHER NON-BANKRUPTCY LAW. THIS SUPPLEMENT HAS BEEN NEITHER APPROVED NOR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE STATEMENTS CONTAINED HEREIN. PERSONS OR ENTITIES TRADING IN OR OTHERWISE PURCHASING, SELLING OR TRANSFERRING SECURITIES OR CLAIMS OF WASHINGTON GROUP INTERNATIONAL, INC. OR ANY OF THE AFFILIATED DEBTORS AND DEBTORS-IN-POSSESSION IN THESE CASES SHOULD EVALUATE THIS SUPPLEMENT, THE DISCLOSURE STATEMENT AND THE PLAN IN LIGHT OF THE PURPOSE FOR WHICH THEY WERE PREPARED.

                  AS TO CONTESTED MATTERS, ADVERSARY PROCEEDINGS AND OTHER ACTIONS OR THREATENED ACTIONS, THIS SUPPLEMENT SHALL NOT CONSTITUTE OR BE CONSTRUED AS AN ADMISSION OF ANY FACT OR LIABILITY, STIPULATION OR WAIVER, BUT RATHER AS A STATEMENT MADE IN SETTLEMENT NEGOTIATIONS. THIS SUPPLEMENT SHALL NOT BE ADMISSIBLE IN ANY NON-BANKRUPTCY PROCEEDING NOR SHALL IT BE CONSTRUED TO BE CONCLUSIVE ADVICE ON THE TAX, SECURITIES OR OTHER LEGAL EFFECTS OF THE PLAN AS TO HOLDERS OF CLAIMS AGAINST, OR EQUITY INTERESTS IN, WASHINGTON GROUP INTERNATIONAL, INC. OR ANY OF THE AFFILIATED DEBTORS AND DEBTORS-IN-POSSESSION IN THESE CASES.

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                              PRELIMINARY STATEMENT


                  On July 24, 2001 the Bankruptcy Court approved the Debtors' Disclosure Statement (the "Disclosure Statement") with Respect to Second Amended Joint Plan of Reorganization of Washington Group International, Inc., et al. (the "Plan"). The Disclosure Statement, among other things, summarizes the terms and conditions of the Plan.

                  The Disclosure Statement and Plan were mailed to appropriate creditors and other parties in interest on July 31, 2001, pursuant to the Order
(i) approving the Disclosure Statement (ii) determining treatment of certain claims for notice and voting purposes, (iii) establishing a record date and procedures for filing objections to the Plan, and temporary allowance of claims, and (iv) approving solicitation procedures for confirmation (the "Disclosure Statement Order") entered by the Bankruptcy Court. The deadline for parties to vote on the Plan was set as August 27, 2001 (the "Voting Deadline") and the deadline for parties to file objections to the Plan was originally set as August 24, 2001. A hearing to consider confirmation of the Plan was originally set for September 6, 2001 at 9:30 a.m. See SECTION II of the Disclosure Statement.

                  After the mailing of the Plan and Disclosure Statement, negotiations between the Debtors, the Official Committee of Unsecured Creditors (the "Creditors' Committee") and the Debtors' prepetition senior secured lenders (the "Prepetition Secured Lenders") continued. Those negotiations have not, to date, resulted in a consensual resolution between the Prepetition Secured Lenders and the Creditors' Committee.

                  As a result, and as described below, the Debtors requested that the Steering Committee for the Prepetition Secured Lenders (the "Steering Committee") agree to certain modifications to the Plan in settlement and consideration of certain issues and objections to the Plan raised by the Creditors' Committee and certain other parties in interest, which issues and objections are described generally throughout the Disclosure Statement. In response to the Debtors' request, the Steering Committee has agreed to support the modifications to the Plan contained in the Modification attached hereto as Exhibit A (the "Modification").

                  The Modification results in a number of changes to the Plan that, among other things, alter the treatment for holders of Claims in Class 6 and Class 7. The estimated value of the recoveries proposed under the Plan have been increased for holders of Claims in Class 7, and decreased for holders of Claims in Class 6. A summary of the changes to the Plan as a result of the Modification is set forth in this Supplement.

                  BY ORDER OF THE BANKRUPTCY COURT, THE HEARING TO CONSIDER CONFIRMATION OF THE PLAN WILL NOW COMMENCE ON SEPTEMBER 13, 2001 AT 9:00 A.M.; THE DEADLINE FOR PARTIES TO OBJECT TO THE PLAN IS NOW SEPTEMBER 4, 2001; AND THE VOTING DEADLINE FOR HOLDERS OF CLAIMS IN CLASS 6 (AND LENDER DEFICIENCY CLAIMS) ONLY IS NOW SEPTEMBER 6, 2001.

                  All capitalized terms not defined in this Supplement have the meanings ascribed to such terms in the Plan.

                         EVENTS LEADING TO MODIFICATION

                  As described in the Disclosure Statement, prior to the Petition Date, the Company concluded that the only way to maintain its going concern value for the benefit of creditors, if a Chapter 11 filing was to occur, was to seek to complete the Debtors' Chapter 11 Cases and emerge from Chapter 11 as quickly as possible. Accordingly, the Company negotiated the terms of a restructuring plan with its Prepetition Secured Lenders prior to commencing these Chapter 11 Cases and a restructuring plan was filed on May 14, 2001, the day the Chapter 11 Cases were commenced.

                  At the outset of the Chapter 11 Cases, the Bankruptcy Court established certain dates designed to result in consummation of the Debtors' reorganization plan as quickly as practicable. July 24, 2001 was set as the date for the Bankruptcy Court to consider approving the Disclosure Statement, and September 6, 2001 was set as the date to consider confirmation of the reorganization plan. Subsequently, the Debtors, the Steering Committee and Mr. Dennis Washington reached an agreement (the "Washington Agreement") regarding continued participation by Mr. Washington in the management of the Company and the consideration to be given to Mr. Washington in exchange for his agreement to remain with the Company, which agreement is described in SECTION V.G of the Disclosure Statement. As a result, on June 22, 2001, the Debtors filed the First Amended Joint Plan of Reorganization, which reflected modifications to the plan as filed on May 14, 2001, to encompass the agreement with Mr. Washington, but also contained a number of open items that at the time remained subject to ongoing negotiations. Additional modifications reflecting the results of ongoing negotiations were incorporated into the Plan, which was filed as of July 24, 2001.

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                  As of the date the Disclosure Statement was approved by the
Bankruptcy Court, July 24, 2001, the Plan was not supported by the Creditors' Committee. The Creditors' Committee (as well as other parties in interest) raised a number of objections to the Plan in connection with the hearing to approve the Disclosure Statement, and those objections are summarized at various places throughout the Disclosure Statement. Chief among the objections raised are objections to (a) the valuation of the Company by the Debtors' investment banker, Lazard Freres & Co. LLC ("Lazard"), the mid-point of which was set in the Disclosure Statement at $555 million (the "Valuation Dispute") and (b) the contention by the Prepetition Secured Lenders and the Debtors that the Prepetition Secured Lenders have valid, enforceable Liens on assets that comprise substantially all of the value of the Company (the "Lien Dispute"). In fact, as set forth in the Disclosure Statement, the Creditors' Committee filed an Adversary Proceeding regarding the Liens asserted by the Prepetition Secured Lenders. As set forth in the Disclosure Statement, the Prepetition Secured Lenders and the Debtors contest the positions taken by the Creditors' Committee with respect to these objections as well as the other objections raised by various parties in interest.

                  As disclosed in the Disclosure Statement, negotiations among the Debtors, the Prepetition Secured Lenders and the Creditors' Committee have been ongoing, in an effort to reach a consensual resolution of these disputes. Despite these efforts, the Steering Committee has been unable to reach agreement with the Creditors' Committee on a settlement of these issues and objections.

                  As a result, the Debtors requested that the Steering Committee consider agreeing to a modification of the Plan to increase recoveries to holders of Claims in Class 7, and to correspondingly decrease recoveries to holders of Claims in Class 6, to reflect a fair resolution and settlement of the Lien Dispute and to take into consideration the Valuation Dispute. The Steering Committee has agreed to do so, and the Plan modifications that the Steering Committee has agreed to support and recommend to all Prepetition Secured Lenders is contained in the Modification.

                  On August 23, 2001, the Modification was filed with the Bankruptcy Court. On August [28], 2001 the Debtors sought and obtained an order from the Bankruptcy Court (a) approving this Supplement pursuant to section 1125 of the Bankruptcy Code, (b) authorizing the Debtors to distribute this Supplement to holders of claims in Class 6 (and Lender Deficiency Claims) only, and (c) finding that no holder of Claims or Interests other than holders of Claims in Class 6 (and Lender Deficiency Claims) are adversely affected by the Modification and finding that a re-solicitation of votes of holders of any Class 7 Claim (other than Lender Deficiency Claims) is unnecessary.

                  Because the Creditors' Committee has indicated to the Debtors that the Plan as modified by the Modification is not supported by the Creditors' Committee, the Debtors anticipate that holders of Claims in Class 7 will generally vote against the Plan, and that, as a result, the Debtors will be required to seek confirmation of the Plan with respect to Class 7 pursuant to the provisions of section 1129(b) of the Bankruptcy Code. At this time, there can be no assurance (a) as to how holders of Claims in Class 7 will actually vote or (b) that the Debtors will be able to satisfy the requirements of section 1129(b) of the Bankruptcy Code, although the Debtors believe that they will be able to do so.

         THE DEBTORS AND THE STEERING COMMITTEE FOR THE PREPETITION SECURED LENDERS BELIEVE THAT THE PLAN, AS MODIFIED, IS IN THE BEST INTERESTS OF ALL HOLDERS OF CLAIMS AGAINST THE DEBTORS AND THUS STRONGLY RECOMMEND THAT YOU VOTE TO ACCEPT THE PLAN.

          SUMMARY OF THE MODIFICATION AND RESULTING CHANGES TO THE PLAN

ISSUANCE OF NEW COMMON SHARES

                  Under the Plan, before the Modification, Reorganized WGI was to issue and distribute 100% of the New Common Shares of Reorganized WGI to be distributed under the Plan on the Effective Date to holders of Allowed Class 6 Claims. As a result of the Modification, the Plan now provides for Reorganized WGI to issue and distribute ninety-three percent (93%) of the New Common Shares of Reorganized WGI to be distributed under the Plan on the Effective Date to holders of Allowed Class 6 Claims and seven percent (7%) of such New Common Shares to holders of Allowed Class 7 Claims (in each case, subject to Dilution).

ISSUANCE AND SUMMARY OF TERMS OF CLASS 7 STOCK WARRANTS

                  Under the Plan as modified by the Modification, Reorganized WGI will now issue the Class 7 Stock Warrants on the Effective Date, for distribution to holders of Allowed Claims in Class 7. The Class 7 Stock Warrants shall be exempt from registration under applicable securities laws pursuant to section 1145(a) of the Bankruptcy Code. The Class 7 Stock Warrants, which will fully vest on the Effective Date, will consist of two (2) tranches of warrants as follows:

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         (i) The "Tranche A Class 7 Warrants" shall be warrants to purchase New
Common Shares consisting of ten percent (10%) of the New Common Shares outstanding (subject to Dilution), with a strike price calculated based upon an assumed equity value for the Company on a going concern basis of $825 million. The Tranche A Class 7 Warrants shall have a term expiring on the first (1st) anniversary of the Effective Date.

         (ii) The "Tranche B Class 7 Warrants" shall be options to purchase New Common Shares consisting of ten percent (10%) of the New Common Shares outstanding (subject to Dilution), with a strike price calculated based upon an equity value for the Company on a going concern basis of $1 billion. The Tranche B Class 7 Warrants shall have a term expiring on the first (1st) anniversary of the Effective Date.

THE WGI CREDITOR TRUST

                  Under the Plan, before the Modification, holders of Allowed Claims in Class 7 were to receive a Pro Rata beneficial interest in 100% of the WGI Creditor Trust, giving them the right to receive all of the Net Trust Recoveries therefrom. As a result of the Modification, holders of Allowed Claims in Class 7 will receive a seventy percent (70%) beneficial interest in the WGI Creditor Trust, and holders of Allowed Claims in Class 6 will receive a thirty percent (30%) beneficial interest in the WGI Creditor Trust.

MODIFICATION TO THE WASHINGTON AGREEMENT

                  Prior to the Modification, the Plan included an agreement between Dennis Washington and the Steering Committee for the Prepetition Secured Lenders (the "Washington Agreement") that provided that in exchange for Mr. Washington's agreement to render ongoing services to the Company and to remain as chairman of the Company's Board of Directors for two years after the Effective Date, Mr. Washington would be granted, on the Effective Date, options to acquire New Common Shares (the "Washington Stock Options") . See SECTION I of the Overview to the Disclosure Statement and SECTION IV.G of the Disclosure Statement for further details of the events leading to the Washington Agreement.

                  As a result of the Modification, three changes have been made to the Washington Agreement. First, under the Plan before the Modification Mr. Washington was to be granted, on the Effective Date, the Washington Stock Options in three tranches with each tranche being options to purchase 5% of the total outstanding New Common Shares (on a fully diluted basis), at different prices. Under the Plan after the Modification, the amount of New Common Shares that may be purchased under each of tranches B and C of the Washington Stock Options will be reduced from 5% to 4.5% of New Common Shares outstanding (on a fully diluted basis).

                  Second, under the Plan before the Modification, one third of each tranche of the Washington Stock Options was to vest on the Effective Date, and one-third of each tranche was to vest on each of the first two anniversaries of the Effective Date. Under the Plan as modified, two-thirds of each tranche will now vest on the first anniversary of the Effective Date, and one-third of each tranche will vest on the second anniversary of the Effective Date.

                  Finally, the Plan as modified by the Modification explicitly provides that if the Bankruptcy Court determines that the Plan is not confirmable as a result of all or any part of the Washington Agreement, and unless Mr. Washington consents to a modification of the Washington Agreement that the Bankruptcy Court determines renders the Plan confirmable, the Washington Agreement shall be deemed automatically stricken from the Plan in its entirety (including, without limitation, Mr. Washington's agreement to remain on the board of directors of Reorganized WGI). If this were to occur, the Company's financial projections may be revised downward, resulting in a lower valuation of the Company as a going concern and the Bankruptcy Court, if appropriate, may grant parties in interest sufficient time to reply to such potential revisions to the financial projections.

MODIFICATION TO THE MANAGEMENT OPTION PLAN

                  Under the Plan management and designated employees are to receive stock options pursuant to the Management Option Plan. The Management Option Plan provides for options to purchase up to 10% of the New Common Shares outstanding. One half of these options are to be issued on the Effective Date (the "Effective Date Management Options"), with the remaining half authorized to be issued in the future at the discretion of the Reorganized WGI Board of Directors. Under the Plan, prior to the Modification, the Management Options were to be for the purchase shares aggregating 10% of the New Common Shares on a fully diluted basis. As result of the Modification, the management options are to be for the purchase of shares aggregating 10% of the New Common Shares outstanding, subject to Dilution. In addition, prior to the Modification, the exercise price of the Effective Date Management Options was to be set based upon the value of the New Common Shares as established in the Disclosure Statement. Under the Plan, as modified by the Modification, the exercise price for the Effective Date Management Options will be set based upon the enterprise value of the Company set forth in the Disclosure Statement ($555 million) minus the actual amount of funded debt on the Company's consolidated balance sheet immediately after the Effective Date.

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RESULTING MODIFICATIONS TO DISTRIBUTIONS FOR HOLDERS OF CLAIMS IN CLASS 6

                  Under the Plan, as described in the Disclosure Statement, Lender Claims are to be bifurcated under section 506 of the Bankruptcy Code into Secured Lender Claims and Lender Deficiency Claims. Secured Lender Claims are classified in Class 6 and Lender Deficiency Claims are classified in Class 7. See the discussion below regarding valuation and the amount of these claims, as established under the Plan as modified by the Modification.

                  Under the Plan, as modified by the Modification, on the Effective Date, each holder of an Allowed Class 6 Claim, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class 6 Claim, shall receive on or as soon as practicable after the Distribution Date,
(i) a Pro Rata share of ninety-three percent (93%) of the New Common Shares to be issued and outstanding as of the Effective Date (subject to Dilution) and
(ii) a Pro Rata beneficial interest in thirty percent (30%) of the WGI Creditor Trust, and shall be entitled to receive distributions from the WGI Creditor Trust pursuant to the terms and conditions set forth in Section 9.7 of the Plan and the WGI Creditor Trust Agreement

RESULTING MODIFICATIONS TO DISTRIBUTIONS FOR HOLDERS OF CLAIMS IN CLASS 7

                  Under the Plan, as modified by the Modification, on the Effective Date, each holder of an Allowed Class 7 Claim (subject to the provisions of Section 5.17 of the Plan, which are discussed below) shall receive, in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Class 7 Claim, (i) a Pro Rata beneficial interest in the seventy percent (70%) of the WGI Creditor Trust, and shall be entitled to receive distributions from the WGI Creditor Trust pursuant to the terms and conditions set forth in Section 9.7 of the Plan and the WGI Creditor Trust Agreement, until such Claim is paid in full with interest at the rate of 20% per annum, compounded quarterly, accruing from the Petition Date until the date payment is made; (ii) a Pro Rata share of seven percent (7%) of the New Common Shares issued and outstanding as of the Effective Date (subject to Dilution); and (iii) a Pro Rata share of the Class 7 Stock Warrants.

MODIFICATION TO THE WGI CREDITOR TRUST

                  Under the Plan as described in the Disclosure Statement, the WGI Creditor Trust shall be administered by a Trustee who will consult with a Trust Advisory Board consisting of three (3) members. Under the Plan, prior to the Modification, all three members of the Trust Advisory Board were to be appointed by the Creditors' Committee. Under the Plan as modified and in light of the fact that holders of Claims in Class 6 will be entitled to a Pro Rata beneficial interest in thirty percent (30%) of the WGI Creditor Trust, one of the members of the Trust Advisory Board will be appointed by the Lenders and the Creditors' Committee will be entitled to appoint the two remaining members. All of the appointments of the members of the Trust Advisory Board will be made with the reasonable consent of the Debtors.

REQUEST TO CONFIRM CERTAIN PROVISIONS OF THE PLAN AS MODIFIED PURSUANT TO BANKRUPTCY RULE 9019

                  As described above, the Debtors believe that the Modification provides for a settlement of the Lien Dispute and takes into consideration the Valuation Dispute, on terms that are fair, reasonable, and appropriate given the relative factual and legal positions of the parties with respect to these issues. Accordingly, the Modification explicitly provides that the Plan embodies a settlement of the Lien Dispute, and that the Debtors' request that the Bankruptcy Court confirm the Plan as modified by the Modification is a request to approve this settlement pursuant to Bankruptcy Rule 9019. The Confirmation Order that will be proposed by the Debtors will contain provisions explicitly approving this settlement and make it binding on all parties in interest.

                  As part of the settlement embodied in the Plan as modified by the Modification, a new Section 5.17 is added to the Plan, which provides that, in partial consideration for the settlement of the Lien Dispute, and taking into account the Valuation Dispute, the Prepetition Secured Lenders shall be deemed to have waived their right to receive any distributions under the Plan on account of their Lender Deficiency Claims, which are classified in Class 7; PROVIDED THAT with respect to the portion of the Lender Deficiency Claims in excess of $171 million (which will only exist if outstanding prepetition letters of credit issued under the Prepetition Secured Credit Facility currently undrawn are drawn), the right to receive distributions on account of such portion of the Lender Deficiency Claims is retained.


                  The Confirmation Order shall include provisions that, on the Effective Date, to the extent that any prepetition letters of credit issued under the Prepetition Secured Credit Facility remain outstanding, such letters of credit shall become obligations of the Reorganized Debtors. Accordingly, Claims resulting from such outstanding letters of credit shall not be considered prepetition claims and no distributions shall be made under the Plan on account thereof.

CREATION OF A CONVENIENCE CLASS

                  The Modification includes the addition of a new Class 7(a) in the Plan. Class 7(a) shall include all holders of Convenience Claims, which are defined as General Unsecured Claims in amounts of $5,000, or less. Under the Plan, as modified by the Modification, each holder of Allowed Claims in Class 7(a) will receive payment in full in Cash (plus interest at a market rate to be established in the Confirmation Order to the extent a particular Claim is entitled to interest) on the Effective Date or (ii) the date such Claim becomes due and payable in the ordinary course of business. The Debtors estimate that there will be approximately 6300 Claims in Class 7(a) and that aggregate payments to holders of Allowed Class 7(a) Claims will be less than $6.3 million. Convenience Claims are unimpaired and thus are not entitled to vote on the Plan pursuant to 11 U.S.C Section 1126(f).

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PROJECTIONS AND VALUATION OF THE COMPANY AND THE NEW SECURITIES

                  Based, in part, on information provided to Lazard by the Company, the Disclosure Statement contains a valuation of the enterprise of the Company on a going concern basis by Lazard (exclusive of claims against Raytheon and its subsidiaries). That valuation establishes the value of the Company on a going concern basis at between $470 and $640 million, with a midpoint of $555 million. It is assumed that there will be $50 million of funded debt on the Company's consolidated balance sheet upon emergence from Chapter 11, resulting in a total equity value of $505 million. See SECTION XI.E of the Disclosure Statement.

                  Lazard's valuation is premised, in part, upon the Projections attached to the Disclosure Statement as Exhibit C. Based upon information obtained after the Disclosure Statement was completed and approved by the Bankruptcy Court on July 24, 2001, the Debtors have made certain revisions to the Projections (the "Revised Projections"). The Revised Projections are attached hereto as Appendix C-1. The Revised Projections take into account the following developments:

         o The Company has reached an agreement with Boeing to convert the fixed price EELV contract to a cost reimbursable contract. As a result, previously recorded reserves of $21.7 million will be reclassified from net gain on bankruptcy into operating income with no change to net income.

         o As a result of a recently completed comprehensive review of the fixed price Pine Bluff Chemical Demilitarization contract for the Department of Defense, the estimated costs to complete the project have increased substantially. While the Company believes that negotiations with the customer may result in substantial recovery of these costs, management will record a provision for possible losses of $38 million will be recorded in fiscal 2001.

         o Because the Company has not experienced the significant deterioration in cash flow due to increases in working capital during the Chapter 11 process that had been forecast, the Debtors believe that even with the increased cash requirements associated with the Pine Bluff contract, there will be no additional borrowings under the DIP facility the amounts originally forecast in the Projections.

                  The Debtors do not believe that they are required to update or modify the Projections (as by their nature they are subject to the facts and circumstances known at the time they were created as well as all of the assumptions and qualifications contained throughout the Disclosure Statement), but have determined to make the revisions contained in the Revised Projections in the interests of making the fullest possible disclosure to holders of Claims in Class 6 (and Lender Deficiency Claims) in the context of the Modification, which are the only creditors adversely impacted by the Modification. The Debtors do not believe that the Revised Projections negatively impact the Debtors' ability to satisfy the feasibility standards required by section 1129(a)(11) of the Bankruptcy Code to confirm the Plan. SEE Section XI.A of the Disclosure Statement.

                  Lazard has reviewed the Revised Projections and concluded that the revisions do not have a material impact on Lazard's valuation of the Company as a whole. Such valuation, therefore, remains in a range from $470 - $640 million (with a mid-point of $555 million). Consistent with this valuation, Lazard has ascribed the following approximate values to the New Securities to be issued under the Plan as modified by the Modification (based upon the midpoint of the enterprise value of the Company, assuming that the Company's consolidated balance sheet will reflect $50 million of funded debt upon exit from Chapter 11, and based upon a Black-Scholes analysis with respect to the Class 7 Stock Warrants, the Washington Stock Options and the Management Options):

                  (i)      The New Common Shares to be issued under the Plan :
                           $431 million in the aggregate;

                  (ii) The Class 7 Stock Warrants: $10 million in the aggregate;

                  (iii) The Washington Stock Options: $46 million in the aggregate; and

                  (iv)     The Management Options: $18 million in the aggregate.

The valuation of the Company, and the valuation of the New Common Shares, the Class 7 Stock Warrants, the Washington Stock Options and the Management Options are based upon numerous assumptions, including among other things, an assumption that the operating results projected for Reorganized WGI will be achieved in all material respects, and does not take into account Dilution as a result of the Management Options to be granted at the discretion of the Board of Reorganized WGI after the Effective Date. The Debtors and Lazard believe that these valuation assumptions are reasonable. HOWEVER, THE VALUATION ASSUMPTIONS ARE NOT A PREDICTION OR REFLECTION OF POST- CONFIRMATION TRADING PRICES OF THE NEW COMMON SHARES, THE CLASS 7 STOCK WARRANTS, THE WASHINGTON STOCK OPTIONS OR THE MANAGEMENT OPTIONS. AS A RESULT OF A VARIETY OF FACTORS, INCLUDING THOSE DISCUSSED IN SECTION VIII OF THE DISCLOSURE STATEMENT, THE TRADING PRICES OF SECURITIES ISSUED UNDER A PLAN OF REORGANIZATION ARE SUBJECT TO MANY UNFORESEEABLE CIRCUMSTANCES AND THEREFORE CANNOT BE PREDICTED.

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ESTABLISHMENT OF THE SECURED LENDER CLAIMS AND LENDER DEFICIENCY CLAIMS, AND
ESTIMATE OF RECOVERIES TO CLASSES 6 AND 7

                  As set forth in the Disclosure Statement, total Lender Claims are estimated to be approximately $572 million (which amount will be increased if and to the extent that outstanding prepetition letters of credit issued under the Prepetition Senior Secured Credit Facility are drawn prior to the Effective
Date). Based upon the foregoing valuations, the value of the recovery to be provided under the Plan as modified by the Modification on account of Allowed Claims in Class 6 is $401 million (93% of the value of the New Common Shares in the aggregate). Accordingly, the Secured Lender Claims are established under the Plan as modified by the Modification in the aggregate amount of $401 million, and the Lender Deficiency Claims are established in the aggregate amount of $171 million. Lender Deficiency Claims will be increased on a dollar for dollar basis if and to the extent that outstanding prepetition letters of credit issued under the Prepetition Senior Secured Credit Facility are drawn before the Effective Date of the Plan. The estimated percentage recovery to holders of Allowed Claims in Class 6 is 100%. The estimated percentage recovery on all Lender Claims (taking into account the estimated percentage recovery on both the Secured Lender Claims and the Lender Deficiency Claims) is 70%.

                   As set forth in the Disclosure Statement, the mid-point of the estimated amount of Claims in Class 7 that will become Allowed is approximately $875 million. This total is reduced to approximately $704 million by excluding the Lender Deficiency Claims, the holders of which will be deemed to have waived their right to distribution in Class 7 on account of such Claims, as described above. Accordingly, based on the valuations of the New Common Shares and the Class 7 Stock Warrants as set forth above, and the Class 7 Claims estimate (less the Lender Deficiency Claims) , the estimated percentage recovery to holders of Allowed Class 7 Claims (other than holders of Lender Deficiency Claims) under the Plan as modified by the Modification is approximately 5.7%. This estimated percentage recovery is premised on the valuation assumptions described above and in OVERVIEW J of the Disclosure Statement. The anticipated percentage recovery to holders of Allowed Class 7 Claims is also premised on the estimate of Allowed Class 7 Claims set forth in OVERVIEW J of the Disclosure Statement. To the extent that actual Allowed Class 7 Claims differs from this estimate, the recovery to holders of Allowed Class 7 Claims will differ accordingly.


                     ADDITIONAL DISCLOSURE AND SOLICITATION

                  As set forth above, because the Creditors' Committee continues to object to the Plan despite the Modification, the Debtors anticipate that, despite the material enhancement to the proposed recoveries for holders of claims in Class 7, Class 7 will continue to heed the recommendation of the Creditors' Committee and will vote against the Plan. Accordingly, pursuant to Sections 1127(a) and 105 of the Bankruptcy Code, and consistent with Bankruptcy Rule 3019, this Supplement will be transmitted only to holders of Claims in Class 6 (and Lender Deficiency Claims), because such creditors are they only creditors adversely affected by the Modification. The purpose of this Supplement is to provide additional information to enable such Claim holders to make a reasonably informed decision with respect to the Plan, as modified by the Modification, prior to exercising their right to vote to accept or reject the Plan.

                  The Bankruptcy Court has approved this Supplement as containing information of a kind and in sufficient and adequate detail to enable such Claim holders to make an informed judgment with respect to acceptance or rejection of the Plan, as modified by the Modification. THE BANKRUPTCY COURT'S APPROVAL OF THIS SUPPLEMENT DOES NOT CONSTITUTE EITHER A GUARANTY OF THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN OR AN ENDORSEMENT OF THE PLAN BY THE BANKRUPTCY COURT.

                  ALL HOLDERS OF CLAIMS AGAINST THE DEBTORS ARE ENCOURAGED TO READ THIS SUPPLEMENT, THE DISCLOSURE STATEMENT AND ITS APPENDICES CAREFULLY AND IN THEIR ENTIRETY BEFORE DECIDING TO VOTE EITHER TO ACCEPT OR TO REJECT THE PLAN AS MODIFIED. This Supplement contains important information about the Plan, considerations pertinent to acceptance or rejection of the Plan as modified by the Modification, and developments concerning the Chapter 11 Cases.

                  THIS SUPPLEMENT AND THE DISCLOSURE STATEMENT ARE THE ONLY DOCUMENTS TO BE USED IN CONNECTION WITH THE SOLICITATION OF VOTES ON THE PLAN. No person has been authorized to distribute any information concerning the Debtors other than the information contained herein.

                  Except as otherwise specifically and expressly stated herein, this Disclosure Statement does not reflect any events that may occur subsequent to the date hereof and that may have a material impact on the information contained in this Disclosure Statement. The delivery of this Supplement shall not under any circumstance imply that the information herein is correct or complete as of any time subsequent to the date hereof.

                     PLAN VOTING INSTRUCTIONS AND PROCEDURES

SOLICITATION PACKAGE

                  Prior to the mailing of this Supplement, as part of the solicitation of acceptances of the Plan, the Debtors have sent to you copies of
(1) the Plan; (2) the Disclosure Statement; (3) the notice of, among other things, the time for submitting Ballots to accept or reject the Plan, the date, time and place of the hearing to consider confirmation of the Plan and related matters, and the time for filing objections to confirmation of the Plan (the "Confirmation Hearing Notice"); and (4) one or more Ballots (and return envelopes) to be used by you in voting to accept or to reject the Plan.

VOTING PROCEDURES, BALLOTS AND VOTING DEADLINE

                  After carefully reviewing the Plan, the Disclosure Statement, this Supplement and the detailed instructions accompanying your Ballots, please indicate your acceptance or rejection of the Plan by voting in favor of or against the Plan on the Ballots you have received previously. You must complete and sign your original Ballots (copies will not be accepted) and return it in the envelope provided.

                  Each Ballot has been coded to reflect the Class of Claims it represents. Accordingly, in voting to accept or reject the Plan, you must use only the coded Ballot or Ballots sent to you with the Disclosure Statement.

                  IN ORDER FOR YOUR VOTE TO BE COUNTED, YOUR BALLOTS MUST BE PROPERLY COMPLETED AS SET FORTH ABOVE AND IN ACCORDANCE WITH THE VOTING INSTRUCTIONS ON THE BALLOTS AND RECEIVED NO LATER THAN SEPTEMBER 6, 2001, AT 4:00 P.M. (PACIFIC TIME) (THE " LENDER VOTING DEADLINE") BY ROBERT L. BERGER & ASSOCIATES, LLC (THE "VOTING AGENT"). DO NOT RETURN DEBT INSTRUMENTS WITH YOUR BALLOT.

                  IF YOU HAVE ALREADY RETURNED YOUR BALLOTS TO THE VOTING AGENT AND DESIRE TO CHANGE YOUR VOTES BASED ON THE ADDITIONAL INFORMATION PROVIDED IN THIS SUPPLEMENT AND THE MODIFICATION, or if you have any questions about (1) the procedure for voting your Claims or with respect to the packet of materials that you have received or (2) the amount of your Claim, or if you wish to obtain, at your own expense, unless otherwise specifically required by Federal Rule of Bankruptcy Procedure 3017(d), an additional copy of the Plan, this Supplement or any appendices or exhibits to such documents, please contact:

                      Washington Group International, Inc.
                     c/o Robert L. Berger & Associates, LLC
                                    PMB 1007
                    10351 Santa Monica Boulevard, Suite 101A
                              Los Angeles, CA 90025
                              Phone: (818) 771-7469
                               Fax: (818) 905-6542

                  FOR FURTHER INFORMATION AND INSTRUCTION ON VOTING TO ACCEPT OR REJECT THE PLAN, SEE SECTION XIII OF THE DISCLOSURE STATEMENT.

CONFIRMATION HEARING AND DEADLINE FOR OBJECTIONS TO CONFIRMATION

                  Pursuant to section 1128 of the Bankruptcy Code and Federal Rule of Bankruptcy Procedure 3017(c), the Bankruptcy Court has scheduled a Confirmation Hearing for September 13, 2001, at 9:00 a.m. The Confirmation Hearing may be adjourned from time to time by the Bankruptcy Court without further notice except for the announcement of the adjournment date made at the Confirmation Hearing or at any subsequent adjourned Confirmation Hearing. Objections to Confirmation of the Plan must be filed with the Bankruptcy Court not later than September 4, 2001.

Dated:   August __, 2001
         Boise, Idaho


                            WASHINGTON GROUP INTERNATIONAL, INC.
                            (for itself and on behalf of the Debtors)



                            By:      /s/ Stephen G. Hanks
                                     -------------------------------------
                            Name:         Stephen G. Hanks
                                     -------------------------------------
                            Title:   Chief Executive Officer and President
                                     -------------------------------------



Skadden, Arps, Slate, Meagher & Flom (ILLINOIS)
David S. Kurtz
Timothy R. Pohl
333 W. Wacker Drive
Chicago, Illinois 60606-1285
(312) 407-0700

          -and-

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
Gregg M. Galardi
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
(302) 651-3000

         -and-

LIONEL, SAWYER & COLLINS


/s/ Jennifer Smith
------------------------------------
Jennifer Smith (State Bar No. 610)
Etta L. Walker (State Bar No. 5537)
1100 Bank of America Plaza
50 W. Liberty Street
Reno, Nevada 89501
(775) 788-8666

Attorneys for Debtors and Debtors-in-Possession

                                    EXHIBIT A


                  See Modification to Second Amended Plan of Reorganization filed as Exhibit 99.1 to this Form 8-K Current Report and incorporated herein by reference.

                                  APPENDIX C-1

                                            WASHINGTON GROUP INTERNATIONAL, INC.
                                            PROJECTED FINANCIAL STATEMENTS INDEX


       PAGE                                         DESCRIPTION
---------------     ----------------------------------------------------------------------
        2           Consolidated Statements of Operations
        3           Consolidated Statements of Operations with Detail by Group
        4           Consolidated Balance Sheets
        5           Fiscal 2001 Balance Sheets by Group
        6           Fiscal 2002 Balance Sheets by Group
        7           Fiscal 2003 Balance Sheets by Group
        8           Fiscal 2004 Balance Sheets by Group
        9           Power Group Comparative Balance Sheets
        10          Infrastructure & Mining Group Comparative Balance Sheets
        11          Industrial Process Group Comparative Balance Sheets
        12          Government Group Comparative Balance Sheets
        13          Corporate Comparative Balance Sheets
        14          Consolidated Statements of Cash Flow
        15          Fiscal 2002 Combining Statement of Cash Flows
        16          Fiscal 2003 Combining Statement of Cash Flows
        17          Fiscal 2004 Combining Statement of Cash Flows

                      WASHINGTON GROUP INTERNATIONAL, INC.
                          2002 - 2004 FINANCIAL PLAN
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                (IN THOUSANDS)

------------- -----------  -----------  ------------  ------------
    1997         1998         1999          2000          2001
   ACTUAL       ACTUAL       ACTUAL        ACTUAL         FCST
   TOTAL        TOTAL        TOTAL         TOTAL         TOTAL
------------- -----------  -----------  ------------  ------------
   1,687,044   1,907,941    2,304,402     3,213,437     3,645,849      Revenue
  (1,590,565) (1,806,981)  (2,180,314)   (3,130,600)   (3,603,786)     Cost of revenue
           -           -            -        56,000        75,394      Normalized Profit
------------- -----------  -----------  ------------  ------------
      96,479     100,960      124,088       138,837       117,456      Gross Profit
           -           -            -             -             -      Management Adjustment
     (22,910)    (24,202)     (25,999)      (37,859)      (48,201)     General and administrative expenses
      (3,578)     (3,597)     (12,576)      (42,005)      (77,610)     Goodwill
           -           -            -       (14,359)      (48,293)     Merger and reorganization costs
------------- -----------  -----------  ------------  ------------
      69,991      73,162       85,512        44,613       (56,648)     Operating Income
       9,075       5,774        3,429        10,567        12,846      Investment income
        (891)       (869)      (7,642)      (38,795)      (64,328)     Interest Expense
           -           -            -             -       242,526      Net gain on bankruptcy
      (1,118)      3,757        9,681         1,269       (11,066)     Other income (expense), net
------------- -----------  -----------  ------------  ------------
      77,057      81,823       90,981        17,654       123,331      Income before income taxes and minority interests
     (34,540)    (35,460)     (33,911)       (8,012)       (3,621)     Income tax expense
     (10,485)     (8,810)      (8,785)       (9,152)      (15,508)     Minority interests in income of consolidated subsidiaries
------------- -----------  -----------  ------------  ------------
      32,031      37,553       48,285           490       104,201      Net income
============= ===========  ===========  ============  ============

                                                                  ------------------   ------------------    -----------------
                                                                        2002                 2003                  2004
                                                                        PLAN                 PLAN                  PLAN
                                                                        TOTAL                TOTAL                TOTAL
                                                                  ------------------   ------------------    -----------------
Revenue                                                                   3,146,639            3,211,399            3,575,391
Cost of revenue                                                          (3,003,805)          (3,042,957)          (3,371,730)
Normalized Profit                                                            33,253                  842                  800
                                                                  ------------------   ------------------    -----------------
Gross Profit                                                                176,087              169,284              204,461
Management Adjustment                                                       (25,000)                   -                    -
General and administrative expenses                                         (45,000)             (40,000)             (40,000)
Goodwill                                                                          -                    -                    -
Merger and reorganization costs                                                   -                    -                    -
                                                                  ------------------   ------------------    -----------------
Operating Income                                                            106,087              129,284              164,461
Investment income                                                             3,812                3,796                3,795
Interest Expense                                                            (19,953)             (14,871)             (12,583)
Net gain on bankruptcy                                                            -                    -                    -
Other income (expense), net                                                       -                    -                    -
                                                                  ------------------   ------------------    -----------------
Income before income taxes and minority interests                            89,946              118,209              155,673
Income tax expense                                                          (35,978)             (47,284)             (62,269)
Minority interests in income of consolidated subsidiaries                    (9,929)              (9,976)             (10,567)
                                                                  ------------------   ------------------    -----------------
Net income                                                                   44,039               60,949               82,837
                                                                  ==================   ==================    =================

EBITDA:
                                                                  ------------------   ------------------    -----------------
      Net income                                                             44,039               60,949               82,837
      Interest expense                                                       19,953               14,871               12,583
      Taxes                                                                  35,978               47,284               62,269
      Depreciation & Amortization                                            63,500               43,100               33,400
      Normal profit                                                         (35,647)                (842)                (800)
                                                                  ------------------   ------------------    -----------------
      EBITDA                                                                127,823              165,362              190,289
                                                                  ==================   ==================    =================

CONSOLIDATED STATEMENTS OF OPERATIONS

                       WASHINGTON GROUP INTERNATIONAL, INC.
                            2002 - 2004 FINANCIAL PLAN
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

------------------  ----------------                                                 ----------------   -----------    -----------
      2000               2001                                                             2002             2003           2004
     ACTUAL              FCST                                                             PLAN             PLAN           PLAN
      TOTAL              TOTAL                                                            TOTAL            TOTAL          TOTAL
------------------  ----------------                                                 ----------------   -----------    -----------
                                 NEW WORK
     229,874           379,102       Power                                                  654,162        856,025      1,007,803
   1,678,269           726,682       Infrastructure & Mining                              1,176,415      1,129,435      1,263,419
     665,001           721,228       Industrial/Process (Incl PetroChem)                    862,400      1,016,100      1,189,600
     273,945           788,639       Government                                             496,234        671,062        691,389
      (2,948)           (6,522)      Corporate                                                   -              -              -
   ---------         ---------                                                            ---------      ---------      ---------
   2,844,141         2,609,128            Total                                           3,189,211      3,672,622      4,152,211

                                 ENDING BACKLOG
   1,506,805           377,000       Power                                                  542,338        795,984      1,003,291
           -          (909,000)        Power De-Bookings                                          -              -              -
   1,862,779         1,504,316       Infrastructure & Mining                              1,606,298      1,744,987      1,913,755
     905,950           561,509       Industrial/Process (Incl PetroChem)                    553,709        631,309        806,709
           -          (100,000)         P/C De-Bookings (Sale & Reorg)                            -              -              -
   1,362,860           903,934       Government                                             686,987        678,275        703,620
           -          (247,000)        Government De-Bookings (EMD)                               -              -              -
           -                 -        Corporate                                                   -              -              -
   ---------         ---------                                                            ---------      ---------      ---------
   5,638,394         3,346,759            Total                                           3,389,332      3,850,555      4,427,375

                                 REVENUE
     515,740           600,867       Power                                                  488,825        602,379        800,496
     827,495         1,085,102       Infrastructure & Mining                              1,074,433        990,746      1,094,651
     874,648           965,799       Industrial/Process (Incl PetroChem)                    870,200        938,500      1,014,200
     998,502         1,000,346       Government                                             713,181        679,774        666,044
      (2,948)           (6,265)      Corporate                                                   -              -              -
   ---------         ---------                                                            ---------      ---------      ---------
   3,213,437         3,645,849            Total                                           3,146,639      3,211,399      3,575,391

                                 GROSS PROFIT
      16,715            (6,040)      Power                                                   10,162         20,291         36,929
      52,298            75,350       Infrastructure & Mining                                 84,706         67,591         77,260
      24,450             4,757       Industrial/Process (Incl PetroChem)                     32,300         37,400         43,600
      33,287            47,418       Government                                              52,295         47,816         50,672
      12,087            (4,028)      Corporate                                               (3,376)        (3,814)        (4,000)
          -                 -        Management Adjustment                                  (25,000)            -              -
   ---------         ---------                                                            ---------      ---------      ---------
     138,837           117,456            Total                                             151,087        169,284        204,461

                                 OTHER INCOME/(EXPENSE)
     (37,859)          (48,201)      General and administrative expenses                    (45,000)       (40,000)       (40,000)
     (42,005)          (77,610)      Goodwill amortization                                        -              -              -
     (14,359)          (48,293)      Merger and reorganization costs                              -              -              -
      10,567            12,846       Investment income                                        3,812          3,796          3,795
     (38,795)          (64,328)      Interest expense                                       (19,953)       (14,871)       (12,583)
           -           242,526       Net gain in bankruptcy                                       -              -              -
       1,269           (11,066)      Other income (expense), net                                  -              -              -
   ---------         ---------                                                            ---------      ---------      ---------

                                 Income before income taxes and minority interests
      17,654           123,331       in income of consolidated subsidiaries                  89,946        118,209        155,673
      (8,012)           (3,621)  Income tax expense                                         (35,978)       (47,284)       (62,269)
                                 Minority interests in income of consolidated
      (9,152)          (15,508)      subsidiaries                                            (9,929)        (9,976)       (10,567)
   ---------         ---------                                                            ---------      ---------      ---------
        490            104,201   Net income                                                  44,039         60,949         82,837
   =========         =========                                                            =========      =========      =========

CONSOLIDATED STATEMENTS OF OPERATIONS

                      WASHINGTON GROUP INTERNATIONAL, INC.
                           2002 - 2004 FINANCIAL PLAN
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

----------------                                                           ---------------  -----------------  ---------------
     2001                                                                        2002                2003             2004
----------------                                                           ---------------  -----------------  ---------------
      FORECAST                                                                PLAN                PLAN             PLAN
        TOTAL     ASSETS                                                      TOTAL               TOTAL            TOTAL
        -----                                                                 -----               -----            -----
                     CURRENT ASSETS
         78,683        Cash and cash equivalents                                   75,426            112,304          141,110
        404,856        Accounts receivable including retentions                   360,873            413,561          492,174
        313,489        Unbilled receivables                                       298,037            291,310          341,519
          2,996        Inventories                                                  3,146              3,046            2,996
          3,722        Refundable income taxes                                      3,722              3,722            3,722
         46,795        Investments in joint ventures                               36,873             23,146           27,246
              -        Deferred income taxes                                            -                  -                -
         81,283        Other current assets                                        27,004             28,271           28,855
----------------                                                           ---------------  -----------------  ---------------
        931,824      TOTAL CURRENT ASSETS                                         805,081            875,360        1,037,622
----------------                                                           ---------------  -----------------  ---------------

                     INVESTMENTS AND OTHER ASSETS
              -        Marketable securities                                            -                  -                -
              -        Equity in subs & affiliates / investments
         76,974           in mining ventures                                       83,809             78,909           67,509
        561,090        Goodwill                                                   561,090            561,090          561,090
              -        Deferred non-current income taxes                                -                  -                -
         18,067        Other non-current assets                                    30,114             24,281           18,447
----------------                                                           ---------------  -----------------  ---------------
        656,131      TOTAL INVESTMENTS AND OTHER ASSETS                           675,013            664,280          647,046
----------------                                                           ---------------  -----------------  ---------------

----------------                                                           ---------------  -----------------  ---------------
        198,358      PROPERTY AND EQUIPMENT, NET                                  137,698            127,699          130,767
----------------                                                           ---------------  -----------------  ---------------
      1,786,313   TOTAL ASSETS                                                  1,617,792          1,667,339        1,815,435
================                                                           ===============  =================  ===============
                  LIABILITIES & STOCKHOLDERS' EQUITY
                     CURRENT LIABILITIES
----------------                                                           ---------------  -----------------  ---------------
              -        Current portion of long-term debt                                -                  -                -
        301,466        Accounts and subcontracts payable                          302,186            318,745          352,575
        359,138        Billings in excess of cost                                 154,938            152,689          160,868
         56,606        Estimated costs to complete                                 51,364             46,490           49,065
         99,123        Accrued salaries, wages and benefits                       102,417            101,624          104,649
            429        Income taxes payable                                         1,595              1,600            1,624
        113,674        Accrued liabilities                                         99,003             96,539           85,622
----------------                                                           ---------------  -----------------  ---------------
        930,436      TOTAL CURRENT LIABILITIES                                    711,503            717,687          754,403
----------------                                                           ---------------  -----------------  ---------------

                     NON-CURRENT LIABILITIES
              -       Long-term debt                                                    -                  -                -
         50,000        Revolving working capital facility                          45,000                  -                -
         55,792       Accrued workers' compensation                                55,787             55,789           55,790
        114,102        Pension, def. comp. & post-ret. benefit obligations        111,952            111,102          111,102
          4,300       Environmental liabilities                                     4,307              4,307            4,307
         35,000       Deferred income taxes                                        59,955             84,336          111,948
         17,678       Other non-current liabilities                                16,369             16,230           16,230
----------------                                                           ---------------  -----------------  ---------------
        276,872      TOTAL LIABILITIES                                            293,370            271,764          299,377
----------------                                                           ---------------  -----------------  ---------------
         79,005      Minority Interest                                             68,881             72,901           73,831
----------------                                                           ---------------  -----------------  ---------------
        500,000      Total stockholder's equity                                   544,038            604,987          687,824
----------------                                                           ---------------  -----------------  ---------------
      1,786,313      TOTAL LIABILITIES & EQUITY                                 1,617,792          1,667,339        1,815,435
================                                                           ===============  =================  ===============

CONSOLIDATED BALANCE SHEETS

             WASHINGTON GROUP INTERNATIONAL, INC.
                        2001 FORECAST
                   COMBINING BALANCE SHEETS
                        (IN THOUSANDS)

                                                             ---------------   ----------------------    ----------------------
                                                                  2001                   2001                      2001
                                                             ---------------   ----------------------    ----------------------
                                                                  POWER                    INFRA                   I/P(+P/C)
ASSETS                                                            TOTAL                    TOTAL                     TOTAL
                                                                  -----                    -----                     -----
    CURRENT ASSETS
      Cash and cash equivalents                                       2,623                   11,707                     8,307
      Accounts receivable including retentions                       45,189                  127,539                   144,318
      Unbilled receivables                                           20,929                   82,391                   155,700
      Inventories                                                         -                        -                         -
      Refundable income taxes                                             -                        -                         -
      Investments in joint ventures                                       -                   44,327                         -
      Deferred income taxes                                               -                        -                         -
      Other current assets                                                -                   16,151                    22,208
                                                             ---------------   ----------------------    ----------------------
    TOTAL CURRENT ASSETS                                             68,741                  282,115                   330,533
                                                             ---------------   ----------------------    ----------------------

    INVESTMENTS AND OTHER ASSETS
      Marketable Securities                                               -                        -                         -
      Equity in subs & affiliates / investments in
        mining ventures                                                   -                   76,974                         -
      Goodwill                                                            -                      746                         -
      Deferred non-current income taxes                                   -                        -                         -
      Other non-current assets                                            -                      381                         -
                                                             ---------------   ----------------------    ----------------------
    TOTAL INVESTMENTS AND OTHER ASSETS                                    -                   78,101                         -
                                                             ---------------   ----------------------    ----------------------
    PROPERTY AND EQUIPMENT, NET                                       7,389                  158,399                    14,012
                                                             ---------------   ----------------------    ----------------------
TOTAL ASSETS                                                         76,130                  518,615                   344,545
                                                             ===============   ======================    ======================
LIABILITIES & STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
                                                             ---------------   ----------------------    ----------------------
      Current portion of long-term debt                                   -                        -                         -
      Accounts and subcontracts payable                              30,244                   59,229                   111,752
      Billings in excess of cost                                      7,000                  170,952                   145,134
      Estimated costs to complete                                    11,000                    4,485                    16,300
      Accrued salaries, wages and benefits                           11,000                   12,083                    12,725
      Income taxes payable                                                -                      429                         -
      Accrued liabilities                                             6,900                   (2,920)                        -
                                                             ---------------   ----------------------    ----------------------
    TOTAL CURRENT LIABILITIES                                        66,144                  244,258                   285,911
                                                             ---------------   ----------------------    ----------------------

    NON-CURRENT LIABILITIES
      Revolving working capital facility                                  -                        -                         -
     Accrued workers' compensation                                        -                        -                         -
      Pension, def. comp. & post-ret. benefit obligations                 -                        -                         -
     Environmental liabilities                                            -                        -                         -
     Deferred income taxes                                                -                        -                         -
     Other non-current liabilities                                        -                    1,129                         -
                                                             ---------------   ----------------------    ----------------------
    TOTAL NON-CURRENT LIABILITIES                                         -                    1,129                         -
                                                             ---------------   ----------------------    ----------------------
 Minority Interest                                                        -                   14,457                         -
                                                             ---------------   ----------------------    ----------------------
 Total stockholder's equity                                           9,986                  258,771                    58,634
                                                             ---------------   ----------------------    ----------------------
TOTAL LIABILITIES & EQUITY                                           76,130                  518,615                   344,545
                                                             ===============   ======================    ======================

                                                          ------------------    ---------------------    ----------------------
                                                                  2001                   2001                     2001
                                                          ------------------    ---------------------    ----------------------
                                                                GOV SERV                 CORPORATE
ASSETS                                                           TOTAL                     TOTAL                     TOTAL
                                                                 ------                    -----                     -----
    CURRENT ASSETS
      Cash and cash equivalents                                      11,291                   44,755                    78,683
      Accounts receivable including retentions                       86,394                    1,416                   404,856
      Unbilled receivables                                           54,469                        -                   313,489
      Inventories                                                     2,650                      346                     2,996
      Refundable income taxes                                             -                    3,722                     3,722
      Investments in joint ventures                                   1,022                    1,446                    46,795
      Deferred income taxes                                               -                        -                         -
      Other current assets                                            2,828                   40,096                    81,283
                                                          ------------------    ---------------------    ----------------------
    TOTAL CURRENT ASSETS                                            158,654                   91,781                   931,824
                                                          ------------------    ---------------------    ----------------------

    INVESTMENTS AND OTHER ASSETS
      Marketable Securities                                               -                        -                         -
      Equity in subs & affiliates / investments in
        mining ventures                                                   -                        -                    76,974
      Goodwill                                                      235,671                  324,673                   561,090
      Deferred non-current income taxes                                   -                        -                         -
      Other non-current assets                                       12,437                    5,249                    18,067
                                                          ------------------    ---------------------    ----------------------
    TOTAL INVESTMENTS AND OTHER ASSETS                              248,108                  329,922                   656,131
                                                          ------------------    ---------------------    ----------------------
    PROPERTY AND EQUIPMENT, NET                                       7,248                   11,310                   198,358
                                                          ------------------    ---------------------    ----------------------
TOTAL ASSETS                                                        414,010                  433,013                 1,786,313
                                                          ==================    =====================    ======================
LIABILITIES & STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
                                                          ------------------    ---------------------    ----------------------
      Current portion of long-term debt                                   -                        -                         -
      Accounts and subcontracts payable                              32,930                   67,311                   301,466
      Billings in excess of cost                                     18,265                   17,787                   359,138
      Estimated costs to complete                                    24,821                        -                    56,606
      Accrued salaries, wages and benefits                            9,124                   54,191                    99,123
      Income taxes payable                                                -                        -                       429
      Accrued liabilities                                             8,061                  101,633                   113,674
                                                          ------------------    ---------------------    ----------------------
    TOTAL CURRENT LIABILITIES                                        93,201                  240,922                   930,436
                                                          ------------------    ---------------------    ----------------------

    NON-CURRENT LIABILITIES
      Revolving working capital facility                                  -                   50,000                    50,000
     Accrued workers' compensation                                    3,667                   52,125                    55,792
      Pension, def. comp. & post-ret. benefit obligations            89,350                   24,752                   114,102
     Environmental liabilities                                          325                    3,975                     4,300
     Deferred income taxes                                                -                   35,000                    35,000
     Other non-current liabilities                                    7,908                    8,641                    17,678
                                                          ------------------    ---------------------    ----------------------
    TOTAL NON-CURRENT LIABILITIES                                   101,250                  174,493                   276,872
                                                          ------------------    ---------------------    ----------------------
 Minority Interest                                                   64,548                        -                    79,005
                                                          ------------------    ---------------------    ----------------------
 Total stockholder's equity                                         155,011                   17,598                   500,000
                                                          ------------------    ---------------------    ----------------------
TOTAL LIABILITIES & EQUITY                                          414,010                  433,013                 1,786,313
                                                          ==================    =====================    ======================

2001 PLAN COMBINING BALANCE SHEETS

                      WASHINGTON GROUP INTERNATIONAL, INC.
                                    2002 PLAN
                            COMBINING BALANCE SHEETS
                                 (IN THOUSANDS)

                                                               ----------------   ----------------------    ----------------------
                                                                     2002                     2002                      2002
                                                               ----------------   ----------------------    ----------------------
                                                                     POWER                    INFRA                   I/P(+P/C)
ASSETS                                                               TOTAL                    TOTAL                     TOTAL
                                                                     -----                    -----                     -----
    CURRENT ASSETS
      Cash and cash equivalents                                          2,623                    5,803                    (2,400)
      Accounts receivable including retentions                          56,947                   89,808                   147,200
      Unbilled receivables                                              28,821                   53,204                   161,700
      Inventories                                                            -                        -                         -
      Refundable income taxes                                                -                        -                         -
      Investments in joint ventures                                          -                   34,277                         -
      Deferred income taxes                                                  -                        -                         -
      Other current assets                                                   -                   10,349                    10,100
                                                               ----------------   ----------------------    ----------------------
    TOTAL CURRENT ASSETS                                                88,391                  193,441                   316,600
                                                               ----------------   ----------------------    ----------------------

    INVESTMENTS AND OTHER ASSETS
      Marketable Securities                                                  -                        -                         -
      Equity in subs & affiliates / investments in
        mining ventures                                                      -                   83,809                         -
      Goodwill                                                               -                      476                         -
      Deferred non-current income taxes                                      -                        -                         -
      Other non-current assets                                               -                      381                         -
                                                               ----------------   ----------------------    ----------------------
    TOTAL INVESTMENTS AND OTHER ASSETS                                       -                   84,666                         -
                                                               ----------------   ----------------------    ----------------------
    PROPERTY AND EQUIPMENT, NET                                          6,279                   97,761                    15,400
                                                               ----------------   ----------------------    ----------------------
TOTAL ASSETS                                                            94,670                  375,868                   332,000
                                                               ================   ======================    ======================
LIABILITIES & STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
                                                               ----------------   ----------------------    ----------------------
      Current portion of long-term debt                                      -                        -                         -
      Accounts and subcontracts payable                                 47,082                   54,907                   104,500
      Billings in excess of cost                                         8,500                   26,881                    93,300
      Estimated costs to complete                                       10,000                    1,933                    16,300
      Accrued salaries, wages and benefits                              12,500                   11,843                    12,700
      Income taxes payable                                                   -                    1,595                         -
      Accrued liabilities                                                5,400                   (3,518)                        -
                                                               ----------------   ----------------------    ----------------------
    TOTAL CURRENT LIABILITIES                                           83,482                   93,641                   226,800
                                                               ----------------   ----------------------    ----------------------

    NON-CURRENT LIABILITIES
      Revolving working capital facility                                     -                        -                         -
     Accrued workers' compensation                                           -                        -                         -
      Pension, def. comp. & post-ret. benefit obligations                    -                        -                         -
     Environmental liabilities                                               -                        -                         -
     Deferred income taxes                                                   -                        -                         -
     Other non-current liabilities                                           -                      163                         -
                                                               ----------------   ----------------------    ----------------------
    TOTAL NON-CURRENT LIABILITIES                                            -                      163                         -
                                                               ----------------   ----------------------    ----------------------
 Minority Interest                                                           -                   11,171                         -
                                                               ----------------   ----------------------    ----------------------
 Total stockholder's equity                                             11,188                  270,893                   105,200
                                                               ----------------   ----------------------    ----------------------
TOTAL LIABILITIES & EQUITY                                              94,670                  375,868                   332,000
                                                               ================   ======================    ======================

                                                            -------------------    ---------------------    ----------------------
                                                                     2002                   2002                      2002
                                                            -------------------    ---------------------    ----------------------
                                                                   GOV SERV                 CORPORATE
ASSETS                                                              TOTAL                     TOTAL                     TOTAL
                                                                    ------                    -----                     -----
    CURRENT ASSETS
      Cash and cash equivalents                                          8,230                   61,170                    75,426
      Accounts receivable including retentions                          65,502                    1,416                   360,873
      Unbilled receivables                                              54,312                        -                   298,037
      Inventories                                                        2,800                      346                     3,146
      Refundable income taxes                                                -                    3,722                     3,722
      Investments in joint ventures                                      1,150                    1,446                    36,873
      Deferred income taxes                                                  -                        -                         -
      Other current assets                                               2,411                    4,144                    27,004
                                                            -------------------    ---------------------    ----------------------
    TOTAL CURRENT ASSETS                                               134,405                   72,244                   805,081
                                                            -------------------    ---------------------    ----------------------

    INVESTMENTS AND OTHER ASSETS
      Marketable Securities                                                  -                        -                         -
      Equity in subs & affiliates / investments in
        mining ventures                                                      -                        -                    83,809
      Goodwill                                                         222,003                  338,611                   561,090
      Deferred non-current income taxes                                      -                        -                         -
      Other non-current assets                                          12,817                   16,916                    30,114
                                                            -------------------    ---------------------    ----------------------
    TOTAL INVESTMENTS AND OTHER ASSETS                                 234,820                  355,527                   675,013
                                                            -------------------    ---------------------    ----------------------
    PROPERTY AND EQUIPMENT, NET                                          6,324                   11,934                   137,698
                                                            -------------------    ---------------------    ----------------------
TOTAL ASSETS                                                           375,549                  439,705                 1,617,792
                                                            ===================    =====================    ======================
LIABILITIES & STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
                                                            -------------------    ---------------------    ----------------------
      Current portion of long-term debt                                      -                        -                         -
      Accounts and subcontracts payable                                 28,386                   67,311                   302,186
      Billings in excess of cost                                         8,470                   17,787                   154,938
      Estimated costs to complete                                       23,131                        -                    51,364
      Accrued salaries, wages and benefits                              11,183                   54,191                   102,417
      Income taxes payable                                                   -                        -                     1,595
      Accrued liabilities                                                4,655                   92,466                    99,003
                                                            -------------------    ---------------------    ----------------------
    TOTAL CURRENT LIABILITIES                                           75,825                  231,755                   711,503
                                                            -------------------    ---------------------    ----------------------

    NON-CURRENT LIABILITIES
      Revolving working capital facility                                     -                   45,000                    45,000
     Accrued workers' compensation                                       2,222                   53,565                    55,787
      Pension, def. comp. & post-ret. benefit obligations               87,200                   24,752                   111,952
     Environmental liabilities                                             332                    3,975                     4,307
     Deferred income taxes                                                   -                   59,955                    59,955
     Other non-current liabilities                                       7,565                    8,641                    16,369
                                                            -------------------    ---------------------    ----------------------
    TOTAL NON-CURRENT LIABILITIES                                       97,319                  195,888                   293,370
                                                            -------------------    ---------------------    ----------------------
 Minority Interest                                                      57,710                        -                    68,881
                                                            -------------------    ---------------------    ----------------------
 Total stockholder's equity                                            144,695                   12,062                   544,038
                                                            -------------------    ---------------------    ----------------------
TOTAL LIABILITIES & EQUITY                                             375,549                  439,705                 1,617,792
                                                            ===================    =====================    ======================

2002 PLAN COMBINING BALANCE SHEETS

                      WASHINGTON GROUP INTERNATIONAL, INC.
                                    2003 PLAN
                            COMBINING BALANCE SHEETS
                                 (IN THOUSANDS)

                                                            -------------------    ---------------------    ----------------------
                                                                     2003                   2003                       2003
                                                            -------------------    ---------------------    ----------------------
                                                                     POWER                    INFRA                   I/P(+P/C)
ASSETS                                                               TOTAL                    TOTAL                     TOTAL
                                                                     -----                    -----                     -----
    CURRENT ASSETS
      Cash and cash equivalents                                          2,623                   (1,609)                   36,200
      Accounts receivable including retentions                          66,322                   88,385                   153,800
      Unbilled receivables                                              35,481                   51,415                   167,800
      Inventories                                                            -                        -                         -
      Refundable income taxes                                                -                        -                         -
      Investments in joint ventures                                          -                   19,200                         -
      Deferred income taxes                                                  -                        -                         -
      Other current assets                                                   -                   11,282                    10,100
                                                               ----------------   ----------------------    ----------------------
    TOTAL CURRENT ASSETS                                               104,426                  168,673                   367,900
                                                               ----------------   ----------------------    ----------------------

    INVESTMENTS AND OTHER ASSETS
      Marketable Securities                                                  -                        -                         -
      Equity in subs & affiliates / investments in
        mining ventures                                                      -                   78,909                         -
      Goodwill                                                               -                      207                         -
      Deferred non-current income taxes                                      -                        -                         -
      Other non-current assets                                               -                      381                         -
                                                               ----------------   ----------------------    ----------------------
    TOTAL INVESTMENTS AND OTHER ASSETS                                       -                   79,497                         -
                                                               ----------------   ----------------------    ----------------------
    PROPERTY AND EQUIPMENT, NET                                          5,278                   89,002                    15,400
                                                               ----------------   ----------------------    ----------------------
TOTAL ASSETS                                                           109,704                  337,172                   383,300
                                                               ================   ======================    ======================
LIABILITIES & STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
                                                               ----------------   ----------------------    ----------------------
      Current portion of long-term debt                                      -                        -                         -
      Accounts and subcontracts payable                                 57,578                   50,204                   114,300
      Billings in excess of cost                                         9,000                   22,473                    97,300
      Estimated costs to complete                                       10,000                    1,948                    16,300
      Accrued salaries, wages and benefits                              13,500                    8,916                    12,700
      Income taxes payable                                                   -                    1,600                         -
      Accrued liabilities                                                4,400                    3,397                         -
                                                               ----------------   ----------------------    ----------------------
    TOTAL CURRENT LIABILITIES                                           94,478                   88,538                   240,600
                                                               ----------------   ----------------------    ----------------------

    NON-CURRENT LIABILITIES
      Revolving working capital facility                                     -                        -                         -
     Accrued workers' compensation                                           -                        -                         -
      Pension, def. comp. & post-ret. benefit obligations                    -                        -                         -
     Environmental liabilities                                               -                        -                         -
     Deferred income taxes                                                   -                        -                         -
     Other non-current liabilities                                           -                      113                         -
                                                               ----------------   ----------------------    ----------------------
    TOTAL NON-CURRENT LIABILITIES                                            -                      113                         -
                                                               ----------------   ----------------------    ----------------------
 Minority Interest                                                           -                   16,831                         -
                                                               ----------------   ----------------------    ----------------------
 Total stockholder's equity                                             15,226                  231,690                   142,700
                                                               ----------------   ----------------------    ----------------------
TOTAL LIABILITIES & EQUITY                                             109,704                  337,172                   383,300
                                                               ================   ======================    ======================

                                                            -------------------    ---------------------    ----------------------
                                                                    2003                      2003                     2003
                                                            -------------------    ---------------------    ----------------------
                                                                  GOV SERV                 CORPORATE
ASSETS                                                             TOTAL                     TOTAL                     TOTAL
                                                                   ------                    -----                     -----
    CURRENT ASSETS
      Cash and cash equivalents                                         8,378                   66,712                   112,304
      Accounts receivable including retentions                         63,638                   41,416                   413,561
      Unbilled receivables                                             36,614                        -                   291,310
      Inventories                                                       2,700                      346                     3,046
      Refundable income taxes                                               -                    3,722                     3,722
      Investments in joint ventures                                     2,500                    1,446                    23,146
      Deferred income taxes                                                 -                        -                         -
      Other current assets                                              2,745                    4,144                    28,271
                                                           -------------------    ---------------------    ----------------------
    TOTAL CURRENT ASSETS                                              116,575                  117,786                   875,360
                                                           -------------------    ---------------------    ----------------------

    INVESTMENTS AND OTHER ASSETS
      Marketable Securities                                                 -                        -                         -
      Equity in subs & affiliates / investments in
        mining ventures                                                     -                        -                    78,909
      Goodwill                                                        208,335                  352,548                   561,090
      Deferred non-current income taxes                                     -                        -                         -
      Other non-current assets                                         12,817                   11,083                    24,281
                                                           -------------------    ---------------------    ----------------------
    TOTAL INVESTMENTS AND OTHER ASSETS                                221,152                  363,631                   664,280
                                                           -------------------    ---------------------    ----------------------
    PROPERTY AND EQUIPMENT, NET                                         5,899                   12,120                   127,699
                                                           -------------------    ---------------------    ----------------------
TOTAL ASSETS                                                          343,626                  493,537                 1,667,339
                                                           ===================    =====================    ======================
LIABILITIES & STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
                                                           -------------------    ---------------------    ----------------------
      Current portion of long-term debt                                     -                        -                         -
      Accounts and subcontracts payable                                29,352                   67,311                   318,745
      Billings in excess of cost                                        6,129                   17,787                   152,689
      Estimated costs to complete                                      18,242                        -                    46,490
      Accrued salaries, wages and benefits                             12,317                   54,191                   101,624
      Income taxes payable                                                  -                        -                     1,600
      Accrued liabilities                                               6,276                   82,466                    96,539
                                                           -------------------    ---------------------    ----------------------
    TOTAL CURRENT LIABILITIES                                          72,316                  221,755                   717,687
                                                           -------------------    ---------------------    ----------------------

    NON-CURRENT LIABILITIES
      Revolving working capital facility                                    -                        -                         -
     Accrued workers' compensation                                        784                   55,005                    55,789
      Pension, def. comp. & post-ret. benefit obligations              86,350                   24,752                   111,102
     Environmental liabilities                                            332                    3,975                     4,307
     Deferred income taxes                                                  -                   84,336                    84,336
     Other non-current liabilities                                      7,476                    8,641                    16,230
                                                           -------------------    ---------------------    ----------------------
    TOTAL NON-CURRENT LIABILITIES                                      94,942                  176,709                   271,764
                                                           -------------------    ---------------------    ----------------------
 Minority Interest                                                     56,070                        -                    72,901
                                                           -------------------    ---------------------    ----------------------
 Total stockholder's equity                                           120,298                   95,073                   604,987
                                                           -------------------    ---------------------    ----------------------
TOTAL LIABILITIES & EQUITY                                            343,626                  493,537                 1,667,339
                                                           ===================    =====================    ======================

2003 PLAN COMBINING BALANCE SHEETS

                      WASHINGTON GROUP INTERNATIONAL, INC.
                                    2004 PLAN
                            COMBINING BALANCE SHEETS
                                 (IN THOUSANDS)

                                                              ----------------    ----------------------    ----------------------
                                                                    2004                      2004                      2004
                                                              ----------------    ----------------------    ----------------------
                                                                    POWER                     INFRA                      I/P
ASSETS                                                              TOTAL                     TOTAL                     TOTAL
                                                                    -----                     -----                     -----
    CURRENT ASSETS
      Cash and cash equivalents                                         2,623                    (1,569)                   81,100
      Accounts receivable including retentions                         83,527                    97,282                   159,600
      Unbilled receivables                                             47,150                    73,937                   174,000
      Inventories                                                           -                         -                         -
      Refundable income taxes                                               -                         -                         -
      Investments in joint ventures                                         -                    21,800                         -
      Deferred income taxes                                                 -                         -                         -
      Other current assets                                                  -                    11,842                    10,100
                                                              ----------------    ----------------------    ----------------------
    TOTAL CURRENT ASSETS                                              133,300                   203,292                   424,800
                                                              ----------------    ----------------------    ----------------------

    INVESTMENTS AND OTHER ASSETS
      Marketable Securities                                                 -                         -                         -
      Equity in subs & affiliates / investments in
        mining ventures                                                     -                    67,509                         -
      Goodwill                                                              -                         -                         -
      Deferred non-current income taxes                                     -                         -                         -
      Other non-current assets                                              -                       381                         -
                                                              ----------------    ----------------------    ----------------------
    TOTAL INVESTMENTS AND OTHER ASSETS                                      -                    67,890                         -
                                                              ----------------    ----------------------    ----------------------
    PROPERTY AND EQUIPMENT, NET                                         4,278                    93,317                    15,400
                                                              ----------------    ----------------------    ----------------------
TOTAL ASSETS                                                          137,578                   364,499                   440,200
                                                              ================    ======================    ======================
LIABILITIES & STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
                                                              ----------------    ----------------------    ----------------------
      Current portion of long-term debt                                     -                         -                         -
      Accounts and subcontracts payable                                76,344                    55,845                   121,300
      Billings in excess of cost                                        9,500                    21,498                   103,600
      Estimated costs to complete                                      10,000                     1,957                    16,300
      Accrued salaries, wages and benefits                             14,500                    10,125                    12,700
      Income taxes payable                                                  -                     1,624                         -
      Accrued liabilities                                               3,400                     3,727                         -
                                                              ----------------    ----------------------    ----------------------
    TOTAL CURRENT LIABILITIES                                         113,744                    94,776                   253,900
                                                              ----------------    ----------------------    ----------------------

    NON-CURRENT LIABILITIES
      Revolving working capital facility                                    -                         -                         -
     Accrued workers' compensation                                          -                         -                         -
      Pension, def. comp. & post-ret. benefit obligations                   -                         -                         -
     Environmental liabilities                                              -                         -                         -
     Deferred income taxes                                                  -                         -                         -
     Other non-current liabilities                                          -                       113                         -
                                                              ----------------    ----------------------    ----------------------
    TOTAL NON-CURRENT LIABILITIES                                           -                       113                         -
                                                              ----------------    ----------------------    ----------------------
 Minority Interest                                                          -                    22,893                         -
                                                              ----------------    ----------------------    ----------------------
 Total stockholder's equity                                            23,834                   246,717                   186,300
                                                              ----------------    ----------------------    ----------------------
TOTAL LIABILITIES & EQUITY                                            137,578                   364,499                   440,200
                                                              ================    ======================    ======================

                                                              ----------------    ----------------------    ----------------------
                                                                      2004                    2004                      2004
                                                              ----------------    ----------------------    ----------------------
                                                                    GOV SERV               CORPORATE
ASSETS                                                               TOTAL                   TOTAL                     TOTAL
                                                                     ------                  -----                     -----
    CURRENT ASSETS
      Cash and cash equivalents                                           8,433                  50,523                   141,110
      Accounts receivable including retentions                           70,349                  81,416                   492,174
      Unbilled receivables                                               46,432                       -                   341,519
      Inventories                                                         2,650                     346                     2,996
      Refundable income taxes                                                 -                   3,722                     3,722
      Investments in joint ventures                                       4,000                   1,446                    27,246
      Deferred income taxes                                                   -                       -                         -
      Other current assets                                                2,769                   4,144                    28,855
                                                            --------------------   ---------------------   -----------------------
    TOTAL CURRENT ASSETS                                                134,633                 141,597                 1,037,622
                                                            --------------------   ---------------------   -----------------------

    INVESTMENTS AND OTHER ASSETS
      Marketable Securities                                                   -                       -                         -
      Equity in subs & affiliates / investments in
        mining ventures                                                       -                       -                    67,509
      Goodwill                                                          194,667                 366,423                   561,090
      Deferred non-current income taxes                                       -                       -                         -
      Other non-current assets                                           12,817                   5,249                    18,447
                                                            --------------------   ---------------------   -----------------------
    TOTAL INVESTMENTS AND OTHER ASSETS                                  207,484                 371,672                   647,046
                                                            --------------------   ---------------------   -----------------------
    PROPERTY AND EQUIPMENT, NET                                           5,652                  12,120                   130,767
                                                            --------------------   ---------------------   -----------------------
TOTAL ASSETS                                                            347,769                 525,389                 1,815,435
                                                            ====================   =====================   =======================
LIABILITIES & STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
                                                            --------------------   ---------------------   -----------------------
      Current portion of long-term debt                                       -                       -                         -
      Accounts and subcontracts payable                                  31,775                  67,311                   352,575
      Billings in excess of cost                                          8,483                  17,787                   160,868
      Estimated costs to complete                                        20,808                       -                    49,065
      Accrued salaries, wages and benefits                               13,133                  54,191                   104,649
      Income taxes payable                                                    -                       -                     1,624
      Accrued liabilities                                                 6,029                  72,466                    85,622
                                                            --------------------   ---------------------   -----------------------
    TOTAL CURRENT LIABILITIES                                            80,228                 211,755                   754,403
                                                            --------------------   ---------------------   -----------------------

    NON-CURRENT LIABILITIES
      Revolving working capital facility                                      -                       -                         -
     Accrued workers' compensation                                           13                  55,777                    55,790
      Pension, def. comp. & post-ret. benefit obligations                86,350                  24,752                   111,102
     Environmental liabilities                                              332                   3,975                     4,307
     Deferred income taxes                                                    -                 111,948                   111,948
     Other non-current liabilities                                        7,476                   8,641                    16,230
                                                            --------------------   ---------------------   -----------------------
    TOTAL NON-CURRENT LIABILITIES                                        94,171                 205,093                   299,377
                                                            --------------------   ---------------------   -----------------------
 Minority Interest                                                       50,938                       -                    73,831
                                                            --------------------   ---------------------   -----------------------
 Total stockholder's equity                                             122,432                 108,541                   687,824
                                                            --------------------   ---------------------   -----------------------
TOTAL LIABILITIES & EQUITY                                              347,769                 525,389                 1,815,435
                                                            ====================   =====================   =======================

2004 PLAN COMBINING BALANCE SHEETS

                      WASHINGTON GROUP INTERNATIONAL, INC.
                                  BUSINESS PLAN
                              POWER BALANCE SHEETS
                                 (IN THOUSANDS)

                                                              ---------------   -------------   --------------   ---------------
                                                                   2001             2002             2003              2004
                                                              ---------------   -------------   --------------   ---------------
ASSETS                                                             TOTAL           TOTAL            TOTAL            TOTAL
                                                                   -----           -----            -----            ------
    CURRENT ASSETS
      Cash and cash equivalents                                        2,623           2,623            2,623             2,623
      Accounts receivable including retentions                        45,189          56,947           66,322            83,527
      Unbilled receivables                                            20,929          28,821           35,481            47,150
      Inventories                                                          -               -                -                 -
      Refundable income taxes                                              -               -                -                 -
      Investments in joint ventures                                        -               -                -                 -
      Deferred income taxes                                                -               -                -                 -
      Other current assets                                                 -               -                -                 -
                                                              ---------------   -------------   --------------   ---------------
    TOTAL CURRENT ASSETS                                              68,741          88,391          104,426           133,300
                                                              ---------------   -------------   --------------   ---------------

    INVESTMENTS AND OTHER ASSETS
      Marketable Securities                                                -               -                -                 -
      Equity in subs & affiliates / investments in
        mining ventures                                                    -               -                -                 -
      Goodwill                                                             -               -                -                 -
      Deferred non-current income taxes                                    -               -                -                 -
      Other non-current assets                                             -               -                -                 -
                                                              ---------------   -------------   --------------   ---------------
    TOTAL INVESTMENTS AND OTHER ASSETS                                     -               -                -                 -
                                                              ---------------   -------------   --------------   ---------------
    PROPERTY AND EQUIPMENT, NET                                        7,389           6,279            5,278             4,278
                                                              ---------------   -------------   --------------   ---------------
TOTAL ASSETS                                                          76,130          94,670          109,704           137,578
                                                              ===============   =============   ==============   ===============
LIABILITIES & STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
                                                              ---------------   -------------   --------------   ---------------
      Current portion of long-term debt                                    -               -                -                 -
      Accounts and subcontracts payable                               30,244          47,082           57,578            76,344
      Billings in excess of cost                                       7,000           8,500            9,000             9,500
      Estimated costs to complete                                     11,000          10,000           10,000            10,000
      Accrued salaries, wages and benefits                            11,000          12,500           13,500            14,500
      Income taxes payable                                                 -               -                -                 -
      Accrued liabilities                                              6,900           5,400            4,400             3,400
                                                              ---------------   -------------   --------------   ---------------
    TOTAL CURRENT LIABILITIES                                         66,144          83,482           94,478           113,744
                                                              ---------------   -------------   --------------   ---------------

    NON-CURRENT LIABILITIES
      Revolving working capital facility                                   -               -                -                 -
     Accrued workers' compensation                                         -               -                -                 -
      Pension, def. comp. & post-ret. benefit obligations                  -               -                -                 -
     Environmental liabilities                                             -               -                -                 -
     Deferred income taxes                                                 -               -                -                 -
     Other non-current liabilities                                         -               -                -                 -
                                                              ---------------   -------------   --------------   ---------------
    TOTAL NON-CURRENT LIABILITIES                                          -               -                -                 -

 Minority Interest                                                         -               -                -                 -
 Total Stockholder's Equity                                            9,986          11,188           15,226            23,834
                                                              ---------------   -------------   --------------   ---------------
TOTAL LIABILITIES & EQUITY                                            76,130          94,670          109,704           137,578
                                                              ===============   =============   ==============   ===============

POWER BALANCE SHEETS

             WASHINGTON GROUP INTERNATIONAL, INC.
                        BUSINESS PLAN
            INFRASTRUCTURE & MINING BALANCE SHEETS
                        (IN THOUSANDS)

                                                               -------------   ---------------    --------------    --------------
                                                                   2001             2002               2003              2004
                                                               -------------   ---------------    --------------    --------------
ASSETS                                                            TOTAL             TOTAL             TOTAL            TOTAL
                                                                  -----             -----             -----            ------
    CURRENT ASSETS
      Cash and cash equivalents                                      11,707             5,803            (1,609)           (1,569)
      Accounts receivable including retentions                      127,539            89,808            88,385            97,282
      Unbilled receivables                                           82,391            53,204            51,415            73,937
      Inventories                                                         -                 -                 -                 -
      Refundable income taxes                                             -                 -                 -                 -
      Investments in joint ventures                                  44,327            34,277            19,200            21,800
      Deferred income taxes                                               -                 -                 -                 -
      Other current assets                                           16,151            10,349            11,282            11,842
                                                               -------------   ---------------    --------------    --------------
    TOTAL CURRENT ASSETS                                            282,115           193,441           168,673           203,292
                                                               -------------   ---------------    --------------    --------------

    INVESTMENTS AND OTHER ASSETS
      Marketable Securities                                               -                 -                 -                 -
      Equity in subs & affiliates / investments in
        mining ventures                                              76,974            83,809            78,909            67,509
      Goodwill                                                          746               476               207                 -
      Deferred non-current income taxes                                   -                 -                 -                 -
      Other non-current assets                                          381               381               381               381
                                                               -------------   ---------------    --------------    --------------
    TOTAL INVESTMENTS AND OTHER ASSETS                               78,101            84,666            79,497            67,890
                                                               -------------   ---------------    --------------    --------------
    PROPERTY AND EQUIPMENT, NET                                     158,399            97,761            89,002            93,317
                                                               -------------   ---------------    --------------    --------------
TOTAL ASSETS                                                        518,615           375,868           337,172           364,499
                                                               =============   ===============    ==============    ==============
LIABILITIES & STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
                                                               -------------   ---------------    --------------    --------------
      Current portion of long-term debt                                   -                 -                 -                 -
      Accounts and subcontracts payable                              59,229            54,907            50,204            55,845
      Billings in excess of cost                                    170,952            26,881            22,473            21,498
      Estimated costs to complete                                     4,485             1,933             1,948             1,957
      Accrued salaries, wages and benefits                           12,083            11,843             8,916            10,125
      Income taxes payable                                              429             1,595             1,600             1,624
      Accrued liabilities                                            (2,920)           (3,518)            3,397             3,727
                                                               -------------   ---------------    --------------    --------------
    TOTAL CURRENT LIABILITIES                                       244,258            93,641            88,538            94,776
                                                               -------------   ---------------    --------------    --------------

    NON-CURRENT LIABILITIES
      Revolving working capital facility                                  -                 -                 -                 -
     Accrued workers' compensation                                        -                 -                 -                 -
      Pension, def. comp. & post-ret. benefit obligations                 -                 -                 -                 -
     Environmental liabilities                                            -                 -                 -                 -
     Deferred income taxes                                                -                 -                 -                 -
     Other non-current liabilities                                    1,129               163               113               113
                                                               -------------   ---------------    --------------    --------------
    TOTAL NON-CURRENT LIABILITIES                                     1,129               163               113               113

 Minority Interest                                                   14,457            11,171            16,831            22,893
 Total Stockholder's Equity                                         258,771           270,893           231,690           246,717
                                                               -------------   ---------------    --------------    --------------
TOTAL LIABILITIES & EQUITY                                          518,615           375,868           337,172           364,499
                                                               =============   ===============    ==============    ==============

INFRASTRUCTURE MINING BALANCE SHEETS

                      WASHINGTON GROUP INTERNATIONAL, INC.
                                  BUSINESS PLAN
                        INDUSTRIAL PROCESS BALANCE SHEETS
                                 (IN THOUSANDS)

                                                               -------------   ---------------    --------------    --------------
                                                                   2001             2002               2003            2004
                                                               -------------   ---------------    --------------    --------------
ASSETS                                                            TOTAL             TOTAL             TOTAL          TOTAL
                                                                  -----             -----             -----          ------
    CURRENT ASSETS
      Cash and cash equivalents                                      8,307            (2,400)           36,200          81,100
      Accounts receivable including retentions                     144,318           147,200           153,800         159,600
      Unbilled receivables                                         155,700           161,700           167,800         174,000
      Inventories                                                        -                 -                 -               -
      Refundable income taxes                                            -                 -                 -               -
      Investments in joint ventures                                      -                 -                 -               -
      Deferred income taxes                                              -                 -                 -               -
      Other current assets                                          22,208            10,100            10,100          10,100
                                                              -------------   ---------------    --------------   -------------
    TOTAL CURRENT ASSETS                                           330,533           316,600           367,900         424,800
                                                              -------------   ---------------    --------------   -------------

    INVESTMENTS AND OTHER ASSETS
      Marketable Securities                                              -                 -                 -               -
      Equity in subs & affiliates / investments in
        mining ventures                                                  -                 -                 -               -
      Goodwill                                                           -                 -                 -               -
      Deferred non-current income taxes                                  -                 -                 -               -
      Other non-current assets                                           -                 -                 -               -
                                                              -------------   ---------------    --------------   -------------
    TOTAL INVESTMENTS AND OTHER ASSETS                                   -                 -                 -               -
                                                              -------------   ---------------    --------------   -------------
    PROPERTY AND EQUIPMENT, NET                                     14,012            15,400            15,400          15,400
                                                              -------------   ---------------    --------------   -------------
TOTAL ASSETS                                                       344,545           332,000           383,300         440,200
                                                              =============   ===============    ==============   =============
LIABILITIES & STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
                                                              -------------   ---------------    --------------   -------------
      Current portion of long-term debt                                  -                 -                 -               -
      Accounts and subcontracts payable                            111,752           104,500           114,300         121,300
      Billings in excess of cost                                   145,134            93,300            97,300         103,600
      Estimated costs to complete                                   16,300            16,300            16,300          16,300
      Accrued salaries, wages and benefits                          12,725            12,700            12,700          12,700
      Income taxes payable                                               -                 -                 -               -
      Accrued liabilities                                                -                 -                 -               -
                                                              -------------   ---------------    --------------   -------------
    TOTAL CURRENT LIABILITIES                                      285,911           226,800           240,600         253,900
                                                              -------------   ---------------    --------------   -------------

    NON-CURRENT LIABILITIES
      Revolving working capital facility                                 -                 -                 -               -
     Accrued workers' compensation                                       -                 -                 -               -
      Pension, def. comp. & post-ret. benefit obligations                -                 -                 -               -
     Environmental liabilities                                           -                 -                 -               -
     Deferred income taxes                                               -                 -                 -               -
     Other non-current liabilities                                       -                 -                 -               -
                                                              -------------   ---------------    --------------   -------------
    TOTAL NON-CURRENT LIABILITIES                                        -                 -                 -               -

 Minority Interest                                                       -                 -                 -               -
 Total Stockholder's Equity                                         58,634           105,200           142,700         186,300
                                                              -------------   ---------------    --------------   -------------
TOTAL LIABILITIES & EQUITY                                         344,545           332,000           383,300         440,200
                                                              =============   ===============    ==============   =============

INDUSTRIAL PROCESS BALANCE SHEETS

                      WASHINGTON GROUP INTERNATIONAL, INC.
                                  BUSINESS PLAN
                            GOVERNMENT BALANCE SHEETS
                                 (IN THOUSANDS)

                                                               --------------   ---------------   -------------   ---------------
                                                                    2001              2002             2003             2004
                                                               --------------   ---------------   -------------   ---------------
ASSETS                                                              TOTAL             TOTAL           TOTAL            TOTAL
                                                                    -----             -----           -----            ------
    CURRENT ASSETS
      Cash and cash equivalents                                       11,291             8,230           8,378             8,433
      Accounts receivable including retentions                        86,394            65,502          63,638            70,349
      Unbilled receivables                                            54,469            54,312          36,614            46,432
      Inventories                                                      2,650             2,800           2,700             2,650
      Refundable income taxes                                              -                 -               -                 -
      Investments in joint ventures                                    1,022             1,150           2,500             4,000
      Deferred income taxes                                                -                 -               -                 -
      Other current assets                                             2,828             2,411           2,745             2,769
                                                               --------------   ---------------   -------------   ---------------
    TOTAL CURRENT ASSETS                                             158,654           134,405         116,575           134,633
                                                               --------------   ---------------   -------------   ---------------

    INVESTMENTS AND OTHER ASSETS
      Marketable Securities                                                -                 -               -                 -
      Equity in subs & affiliates / investments in
        mining ventures                                                    -                 -               -                 -
      Goodwill                                                       235,671           222,003         208,335           194,667
      Deferred non-current income taxes                                    -                 -               -                 -
      Other non-current assets                                        12,437            12,817          12,817            12,817
                                                               --------------   ---------------   -------------   ---------------
    TOTAL INVESTMENTS AND OTHER ASSETS                               248,108           234,820         221,152           207,484
                                                               --------------   ---------------   -------------   ---------------
    PROPERTY AND EQUIPMENT, NET                                        7,248             6,324           5,899             5,652
                                                               --------------   ---------------   -------------   ---------------
TOTAL ASSETS                                                         414,010           375,549         343,626           347,769
                                                               ==============   ===============   =============   ===============
LIABILITIES & STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
                                                               --------------   ---------------   -------------   ---------------
      Current portion of long-term debt                                    -                 -               -                 -
      Accounts and subcontracts payable                               32,930            28,386          29,352            31,775
      Billings in excess of cost                                      18,265             8,470           6,129             8,483
      Estimated costs to complete                                     24,821            23,131          18,242            20,808
      Accrued salaries, wages and benefits                             9,124            11,183          12,317            13,133
      Income taxes payable                                                 -                 -               -                 -
      Accrued liabilities                                              8,061             4,655           6,276             6,029
                                                               --------------   ---------------   -------------   ---------------
    TOTAL CURRENT LIABILITIES                                         93,201            75,825          72,316            80,228
                                                               --------------   ---------------   -------------   ---------------

    NON-CURRENT LIABILITIES
      Revolving working capital facility                                   -                 -               -                 -
     Accrued workers' compensation                                     3,667             2,222             784                13
      Pension, def. comp. & post-ret. benefit obligations             89,350            87,200          86,350            86,350
     Environmental liabilities                                           325               332             332               332
     Deferred income taxes                                                 -                 -               -                 -
     Other non-current liabilities                                     7,908             7,565           7,476             7,476
                                                               --------------   ---------------   -------------   ---------------
    TOTAL NON-CURRENT LIABILITIES                                    101,250            97,319          94,942            94,171

 Minority Interest                                                    64,548            57,710          56,070            50,938
 Total Stockholder's Equity                                          155,011           144,695         120,298           122,432
                                                               --------------   ---------------   -------------   ---------------
TOTAL LIABILITIES & EQUITY                                           414,010           375,549         343,626           347,769
                                                               ==============   ===============   =============   ===============

GOVERNMENTAL BALANCE SHEETS

                      WASHINGTON GROUP INTERNATIONAL, INC.
                                  BUSINESS PLAN
                            CORPORATE BALANCE SHEETS
                                 (IN THOUSANDS)

                                                               -------------   ---------------    --------------    -------------
                                                                    2001              2002               2003            2004
                                                               -------------   ---------------    --------------    -------------
ASSETS                                                              TOTAL             TOTAL             TOTAL           TOTAL
                                                                    -----             -----             -----           ------
    CURRENT ASSETS
      Cash and cash equivalents                                      44,755            61,170            66,712           50,523
      Accounts receivable including retentions                        1,416             1,416            41,416           81,416
      Unbilled receivables                                                -                 -                 -                -
      Inventories                                                       346               346               346              346
      Refundable income taxes                                         3,722             3,722             3,722            3,722
      Investments in joint ventures                                   1,446             1,446             1,446            1,446
      Deferred income taxes                                               -                 -                 -                -
      Other current assets                                           40,096             4,144             4,144            4,144
                                                               -------------   ---------------    --------------    -------------
    TOTAL CURRENT ASSETS                                             91,781            72,244           117,786          141,597
                                                               -------------   ---------------    --------------    -------------

    INVESTMENTS AND OTHER ASSETS
      Marketable Securities                                               -                 -                 -                -
      Equity in subs & affiliates / investments in
        mining ventures                                                   -                 -                 -                -
      Goodwill                                                      324,673           338,611           352,548          366,423
      Deferred non-current income taxes                                   -                 -                 -                -
      Other non-current assets                                        5,249            16,916            11,083            5,249
                                                               -------------   ---------------    --------------    -------------
    TOTAL INVESTMENTS AND OTHER ASSETS                              329,922           355,527           363,631          371,672
                                                               -------------   ---------------    --------------    -------------
    PROPERTY AND EQUIPMENT, NET                                      11,310            11,934            12,120           12,120
                                                               -------------   ---------------    --------------    -------------
TOTAL ASSETS                                                        433,013           439,705           493,537          525,389
                                                               =============   ===============    ==============    =============
LIABILITIES & STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
                                                               -------------   ---------------    --------------    -------------
      Current portion of long-term debt                                   -                 -                 -                -
      Accounts and subcontracts payable                              67,311            67,311            67,311           67,311
      Billings in excess of cost                                     17,787            17,787            17,787           17,787
      Estimated costs to complete                                         -                 -                 -                -
      Accrued salaries, wages and benefits                           54,191            54,191            54,191           54,191
      Income taxes payable                                                -                 -                 -                -
      Accrued liabilities                                           101,633            92,466            82,466           72,466
                                                               -------------   ---------------    --------------    -------------
    TOTAL CURRENT LIABILITIES                                       240,922           231,755           221,755          211,755
                                                               -------------   ---------------    --------------    -------------

    NON-CURRENT LIABILITIES
      Revolving working capital facility                             50,000            45,000                 -                -
     Accrued workers' compensation                                   52,125            53,565            55,005           55,777
      Pension, def. comp. & post-ret. benefit obligations            24,752            24,752            24,752           24,752
     Environmental liabilities                                        3,975             3,975             3,975            3,975
     Deferred income taxes                                           35,000            59,955            84,336          111,948
     Other non-current liabilities                                    8,641             8,641             8,641            8,641
                                                               -------------   ---------------    --------------    -------------
    TOTAL NON-CURRENT LIABILITIES                                   174,493           195,888           176,709          205,093

 Minority Interest                                                        -                 -                 -                -
 Total Stockholder's Equity                                          17,598            12,062            95,073          108,541
                                                               -------------   ---------------    --------------    -------------
TOTAL LIABILITIES & EQUITY                                          433,013           439,705           493,537          525,389
                                                               =============   ===============    ==============    =============

CORPORATE BALANCE SHEETS

                      WASHINGTON GROUP INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                            (IN MILLIONS OF DOLLARS)

                                                          -----------------  ------------------  -----------------
                                                                2002               2003                2004
                                                          -----------------  ------------------  -----------------
Operating activities
    Net Income                                                        44.0                60.9               82.8
    Depreciation                                                      63.5                43.1               33.4
    Goodwill amortization                                                -                   -                  -
    Change in working capital components                             (95.4)              (27.2)             (96.7)
    Other                                                             (7.5)               38.2               45.7
                                                          -----------------  ------------------  -----------------
Cash provided by operations                                            4.6               115.1               65.2
                                                          -----------------  ------------------  -----------------

Investing activities
    Property and equipment additions                                 (43.2)              (38.2)             (36.4)
    Property and equipment disposals                                  40.3                 5.1                  -
                                                          -----------------  ------------------  -----------------
Cash provided by investing activities                                 (2.9)              (33.1)             (36.4)
                                                          -----------------  ------------------  -----------------

Financing activities
    Net borrowing/(repayment) on credit facility                      (5.0)              (45.0)                 -
                                                          -----------------  ------------------  -----------------
Cash provided by financing activities                                 (5.0)              (45.0)                 -
                                                          -----------------  ------------------  -----------------

Increase (decrease) in cash                                           (3.3)               37.0               28.8

Beginning cash balance                                                78.7                75.4              112.3
                                                          -----------------  ------------------  -----------------
Ending cash balance                                                   75.4               112.3              141.1
                                                          =================  ==================  =================

Note: Net income of Groups includes the effect of cash transfers to and from Corporate

CONSOLIDATED STATEMENTS OF CASH FLOW

                      WASHINGTON GROUP INTERNATIONAL, INC.
                                    2002 PLAN
                        COMBINING STATEMENTS OF CASH FLOW
                            (IN MILLIONS OF DOLLARS)

                                                    --------    ------------   ------------   ----------   -----------   ---------
                                                      2002          2002            2002         2002         2002        2002
                                                    --------    ------------   ------------   ----------   -----------   ---------
                                                     POWER           INFRA       I/P (+P/C)    GOV SERV     CORPORATE
                                                     TOTAL           TOTAL          TOTAL        TOTAL        TOTAL        TOTAL
                                                     -----           -----          -----        -----        -----        -----
Operating activities
      Net Income                                       10.1            84.7           32.3         52.3        (135.4)       44.0
      Depreciation                                      1.1            53.1            4.5          1.8           3.0        63.5
      Goodwill amortization                               -             0.3              -         13.7         (13.9)          -
      Recognition of normalized profit                    -           (29.2)          (3.0)        (3.5)                    (35.7)
      Change in working capital components             (2.3)          (38.6)         (52.9)         7.3          26.8       (59.7)
      Other                                               -           (11.0)             -        (11.2)         14.7        (7.5)
                                                    --------    ------------   ------------   ----------   -----------   ---------
Cash provided by operations                             8.9            59.2          (19.1)        60.4        (104.8)        4.6
                                                    --------    ------------   ------------   ----------   -----------   ---------

Investing activities
      Property and equipment additions                    -           (32.8)          (5.9)        (0.9)         (3.6)      (43.2)
      Property and equipment disposals                    -            40.3              -            -             -        40.3
                                                    --------    ------------   ------------   ----------   -----------   ---------
Cash provided by investing activities                     -             7.5           (5.9)        (0.9)         (3.6)       (2.9)
                                                    --------    ------------   ------------   ----------   -----------   ---------

Financing activities
      Net borrowing/(repayment) on credit facility        -               -              -            -          (5.0)       (5.0)
      Net inter Group/Corporate cash transfers         (8.9)          (72.6)          14.3        (62.6)        129.8           -
                                                    --------    ------------   ------------   ----------   -----------   ---------
Cash provided by financing activities                  (8.9)          (72.6)          14.3        (62.6)        124.8        (5.0)
                                                    --------    ------------   ------------   ----------   -----------   ---------

Increase (decrease) in cash                            (0.0)           (5.9)         (10.7)        (3.1)         16.4        (3.3)

Beginning cash balance                                  2.6            11.7            8.3         11.3          44.8        78.7

                                                    --------    ------------   ------------   ----------   -----------   ---------
Ending cash balance                                     2.6             5.8           (2.4)         8.2          61.1        75.4
                                                    ========    ============   ============   ==========   ===========   =========

     (1) Group "net income" is gross profit as presented in the statements of operations.

     (2) Corporate net income includes all components of net income other than Group gross profit (ie: Corporate G&A, other income and expense, interest expense, income taxes and minority interest).

     (3) "Net inter group/corporate cash transfers" are reflected as "financing activities."

2002 COMBINING STATEMENTS OF CASH FLOW

                      WASHINGTON GROUP INTERNATIONAL, INC.
                                    2003 PLAN
                        COMBINING STATEMENTS OF CASH FLOW
                            (IN MILLIONS OF DOLLARS)

                                                        ----------  ---------  ----------  -------------  ----------   -----------
                                                            2003       2003        2003          2003         2003          2003
                                                        ----------  ---------  ----------  -------------  ----------   -----------
                                                           POWER      INFRA     I/P (+P/C)     GOV SERV    CORPORATE
                                                           TOTAL      TOTAL       TOTAL          TOTAL       TOTAL         TOTAL
                                                           -----      -----       -----          -----       -----         -----
Operating activities
       Net Income                                            20.3       67.6        37.4           47.8      (112.2)         60.9
       Depreciation                                           1.0       33.6         4.0            1.5         3.0          43.1
       Goodwill amortization                                    -        0.3           -           13.7       (13.9)            -
       Recognition of normalized profit                         -        0.8           -              -           -           0.8
       Change in working capital components                  (5.0)      11.5         1.1           14.5       (50.0)        (28.0)
       Other                                                    -       10.5                       (4.0)       31.7          38.2
                                                        ----------  ---------  ----------  -------------  ----------   -----------
Cash provided by operations                                  16.3      124.2        42.5           73.5      (141.4)        115.1
                                                        ----------  ---------  ----------  -------------  ----------   -----------

Investing activities
       Property and equipment additions                         -      (29.9)       (4.0)          (1.1)       (3.2)        (38.2)
       Property and equipment disposals                         -        5.1           -              -           -           5.1
                                                        ----------  ---------  ----------  -------------  ----------   -----------
Cash provided by investing activities                           -      (24.8)       (4.0)          (1.1)       (3.2)        (33.1)
                                                        ----------  ---------  ----------  -------------  ----------   -----------

Financing activities
       Net borrowing/(repayment) on credit facility             -          -           -              -       (45.0)        (45.0)
       Net inter Group/Corporate cash transfers             (16.3)    (106.9)        0.1          (72.1)      195.2             -
                                                        ----------  ---------  ----------  -------------  ----------   -----------
Cash provided by financing activities                       (16.3)    (106.9)        0.1          (72.1)      150.2         (45.0)
                                                        ----------  ---------  ----------  -------------  ----------   -----------

Increase (decrease) in cash                                  (0.0)      (7.5)       38.6            0.3         5.6          37.0

Beginning cash balance                                        2.6        5.8        (2.4)           8.2        61.1          75.4

                                                        ----------  ---------  ----------  -------------  ----------   -----------
Ending cash balance                                           2.6       (1.6)       36.2            8.4        66.7         112.3
                                                        ==========  =========  ==========  =============  ==========   ===========

     (1) Group "net income" is gross profit as presented in the statements of operations.

     (2) Corporate net income includes all components of net income other than Group gross profit (ie: Corporate G&A, other income and expense, interest expense, income taxes and minority interest).


     (3) "Net inter group/corporate cash transfers" are reflected as "financing activities."

2003 COMBINING STATEMENTS OF CASH FLOW

                      WASHINGTON GROUP INTERNATIONAL, INC.
                                    2004 PLAN
                        COMBINING STATEMENTS OF CASH FLOW
                            (IN MILLIONS OF DOLLARS)

                                                        ---------  -----------  ------------   ----------  -----------  ----------
                                                           2004        2004           2004         2004        2004         2004
                                                        ---------  -----------  ------------   ----------  -----------  ----------
                                                          POWER        INFRA       I/P (+P/C)    GOV SERV    CORPORATE
                                                          TOTAL        TOTAL         TOTAL        TOTAL        TOTAL       TOTAL
                                                          -----        -----         -----        -----        -----       -----
Operating activities
        Net Income                                          36.9         77.3          43.6         50.7       (125.7)       82.8
        Depreciation                                         1.0         24.1           4.0          1.3          3.0        33.4
        Goodwill amortization                                  -          0.2             -         13.6        (13.8)          -
        Recognition of normalized profit                       -            -             -            -            -           -
        Change in working capital components                (9.6)       (28.3)          1.3        (10.1)       (50.0)      (96.7)
        Other                                                  -         17.4             -         (5.9)        34.2        45.7
                                                        ---------  -----------  ------------   ----------  -----------  ----------
Cash provided by operations                                 28.3         90.7          48.9         49.6       (152.3)       65.2
                                                        ---------  -----------  ------------   ----------  -----------  ----------

Investing activities
        Property and equipment additions                       -        (28.4)         (4.0)        (1.0)        (3.0)      (36.4)
        Property and equipment disposals                       -            -             -            -            -           -
                                                        ---------  -----------  ------------   ----------  -----------  ----------
Cash provided by investing activities                          -        (28.4)         (4.0)        (1.0)        (3.0)      (36.4)
                                                        ---------  -----------  ------------   ----------  -----------  ----------

Financing activities
        Net borrowing/(repayment) on credit facility           -            -             -            -            -           -
        Net inter Group/Corporate cash transfers           (28.3)       (62.3)            -        (48.6)       139.2           -
                                                        ---------  -----------  ------------   ----------  -----------  ----------
Cash provided by financing activities                      (28.3)       (62.3)            -        (48.6)       139.2           -
                                                        ---------  -----------  ------------   ----------  -----------  ----------

Increase (decrease) in cash                                 (0.0)           -          44.9         (0.0)       (16.1)       28.8

Beginning cash balance                                       2.6         (1.6)         36.2          8.4         66.7       112.3

                                                        ---------  -----------  ------------   ----------  -----------  ----------
Ending cash balance                                          2.6         (1.6)         81.1          8.4         50.7       141.2
                                                        =========  ===========  ============   ==========  ===========  ==========

     (1) Group "net income" is gross profit as presented in the statements of operations.

     (2) Corporate net income includes all components of net income other than Group gross profit (ie: Corporate G&A, other income and expense, interest expense, income taxes and minority interest).

     (3) "Net inter group/corporate cash transfers" are reflected as "financing activities."

2004 COMBINING STATEMENTS OF CASH FLOW